SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

LAM RESEARCH CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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LAM RESEARCH CORPORATION
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held November 2, 2006
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To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Lam Research Corporation, a Delaware corporation (the “Company” or “Lam”), will be held on Thursday, November 2, 2006, 11:00 a.m., local time, at the principal executive offices of the Company at 4650 Cushing Parkway, Fremont, California 94538, for the following purposes:

1.	To elect directors to serve for the ensuing year, and until their successors are elected;

2.	To approve an amendment to the Lam 2004 Executive Incentive Plan;

3.	To approve the adoption of the Lam 2007 Stock Incentive Plan;

4.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 24, 2007; and

5.	To transact such other business as may properly come before the meeting, or for any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on September 15, 2006, are entitled to notice of and to vote at the meeting, and for any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy via telephone, Internet, or mail in accordance with the voting instructions on the proxy card. If you vote by mail, please mark, sign, and date the enclosed proxy card and return it as promptly as possible in the postage-prepaid and return-addressed envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person, even if the stockholder has previously returned a proxy. Stockholders who wish to cast their votes in person must attend the meeting. A simultaneous webcast will be available on Lam’s web site at www.lamresearch.com for stockholders who cannot attend in person and wish to listen to the Annual Meeting and any discussion by management immediately after its adjournment.

By Order of the Board of Directors,

George M. Schisler, Jr.
Assistant Secretary

Fremont, California
October 6, 2006

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to vote by proxy via telephone, Internet, or mail in accordance with the voting instructions on the proxy card. If you vote by mail, you should mark, sign, and date the enclosed proxy card as promptly as possible and return it in the enclosed return-addressed envelope.

LAM RESEARCH CORPORATION
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PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 2, 2006

LAM RESEARCH CORPORATION
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PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
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INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of Lam Research Corporation, a Delaware corporation (the “Company” or “Lam”), for use at the Annual Meeting of Stockholders to be held Thursday, November 2, 2006, at 11:00 a.m., local time (the “Annual Meeting”), or for any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of the Company at 4650 Cushing Parkway, Fremont, California 94538. The Company’s telephone number at that location is (510) 572-0200. Stockholders who wish to cast their votes in person must attend the meeting. For those stockholders who cannot attend in person and wish to listen to the proceedings, the Annual Meeting and any discussion by management after its adjournment will be available via simultaneous webcast. The webcast may be accessed via the Lam Internet web site at www.lamresearch.com, by locating the link in the Investor Relations/Webcasts section of the web site.

     These proxy solicitation materials will be mailed on or about October 6, 2006, to all stockholders entitled to vote at the meeting. A copy of Lam’s 2006 Annual Report to Stockholders accompanies this Proxy Statement.

Record Date and Principal Share Ownership

     Stockholders of record at the close of business on September 15, 2006, are entitled to receive notice of and to vote at the Annual Meeting. At the record date, 142,206,849 shares of the Company’s Common Stock were outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, attending the Annual Meeting in and of itself does not constitute a revocation of a proxy.

Voting and Solicitation

     Each stockholder voting on Proposal No. 1, the election of directors, may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected (ten at this meeting) multiplied by the number of shares held by such stockholder, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder deems appropriate. However, votes cannot be cast for more than ten candidates. No stockholder shall be entitled to cumulate votes for a candidate unless the candidate’s name has been placed in nomination prior to the voting.

     Where no vote is specified or where a vote FOR all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the direction of the proxy holders in order to elect as many nominees as believed possible under the then-prevailing circumstances. If a stockholder desires to cumulate his or her votes, the accompanying proxy card should be marked to indicate clearly that the stockholder desires to exercise the right to cumulate votes and should specify how the votes are to be allocated among the nominees for directors. For example, a stockholder may write next to the name(s) of the nominee or nominees for whom the stockholder desires to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising his or her right to vote cumulatively, a stockholder may instruct the proxy holders not to vote for one or more nominees by writing the name(s) of such nominee or nominees on the space provided on the proxy card. Unless indicated to the contrary in the space provided on the proxy card, if a stockholder withholds authority to vote for one or more nominees, all cumulative votes of such stockholder will be distributed among the remaining nominees at the discretion of the proxy holders.

     On all other matters, each share has one vote. Stockholders may vote FOR, AGAINST, or to ABSTAIN from voting with respect to Proposal Nos. 2, 3 and 4, by properly marking the attached proxy card or otherwise submitting their proxy votes in accordance with the voting instructions.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”). The Inspector will also determine whether or not a quorum is present. The ten candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The approval of Proposal No. 2 (amendment to the Lam 2004 Executive Incentive Plan), Proposal No. 3 (adoption of the Lam 2007 Stock Incentive Plan), and Proposal No. 4 (ratification of the appointment of the independent registered public accounting firm for the Company for the current fiscal year) will require the affirmative vote of a majority of the shares of the Company’s Common Stock present or represented and entitled to vote with respect to such matters. The final voting results will be made available on the Company’s web site at www.lamresearch.com via the Investor Relations page within fourteen days after the Annual Meeting.

     In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote at the Annual Meeting. Abstentions will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. Thus, abstentions will have the same effect in this regard as negative votes. Any proxy that is properly dated, executed, and returned using the method or form of proxy enclosed, or properly submitted via telephone or Internet, will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of directors, for approval of the amendment to the Lam 2004 Executive Incentive Plan, for approval of the adoption of the Lam 2007 Stock Incentive Plan, and for ratification of the appointment of the designated independent registered public accounting firm, and, with respect to any other matter or matters that may come before the meeting, as the proxy holders deem advisable in accordance with their reasonable judgment.

     For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If a broker indicates on the enclosed proxy or its substitute that he or she does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), or with respect to shares as to which proxy authority has been withheld with respect to a matter, those shares will be counted as present in determining whether a quorum for the meeting is present but will not be considered as present or represented with respect to that matter. Thus, once it is determined that a quorum is present at the Annual Meeting, broker non-votes will have no effect on either of the four proposals being voted on at the Annual Meeting. The Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     Employee participants in the Company’s Savings Plus Plan, Lam Research 401(k) (the “401(k) Plan”) who held Company stock in their personal 401(k) Plan accounts as of the record date are being provided with this Proxy Statement as a 401(k) Plan participant so that each such stockholder may vote his or her interest in the Company’s Common Stock as held in the 401(k) Plan. Upon receipt of properly marked and returned proxies, Lam Research Corporation as the 401(k) Plan Administrator, or the 401(k) Plan trustee, will vote the aggregate voted proxies of the 401(k) Plan participants in accordance with the proxies received. If a 401(k) Plan participant does not vote his or her interest with respect to the proposals to be voted on at this year’s Annual Meeting, then those non-voted shares will not be voted.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone or other communication means.

Stockholder Proposals to be Included in the Company’s 2007 Proxy Statement

     Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the Company’s 2007 proxy statement. Any such proposal must be received by the Company no later than June 3, 2007. Stockholders interested in submitting such a proposal are advised to contact counsel familiar with the detailed requirements of the applicable securities rules.

Stockholder Proposals and Nominations to be Voted on at 2007 Annual Meeting

     Stockholders of the Company may submit proposals, in addition to Rule 14a-8(e) proposals referred to above, that they believe should be voted on at an annual meeting or nominate persons for election to the Board of Directors (the “Board”).

     In accordance with the Company’s bylaws, any such proposal or nomination for the 2007 annual meeting, currently scheduled for November 1, 2007, must be submitted in writing and received by the Secretary of the Company no earlier than August 2, 2007, and no later than September 2, 2007.

     A stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) is to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     Proposals or nominations that do not meet the requirements will not be entertained at the annual meeting. Submissions or questions should be sent to: George M. Schisler, Jr., Office of the Secretary, Lam Research Corporation, 4650 Cushing Parkway, Fremont, California 94538.

     Stockholder nominations for director will be evaluated by Lam’s Nominating/Governance Committee in accordance with substantially the same criteria and procedures as candidates identified by the Board, its Nominating/Governance Committee, or other sources. See the section entitled “Corporate Governance” below.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

     A board of ten directors is to be elected at the Annual Meeting. By a resolution duly adopted by the Board pursuant to the bylaws of the Company, the Board of Directors has fixed the number of directors at ten. The proxies cannot be voted for a greater number of persons than the ten nominees named below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the ten nominees named below, each of whom is currently a director of the Company. If any nominee of the Company should decline or be unable to serve as a director as of the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. Discretionary authority to cumulate the votes held by the proxy holders is solicited by this Proxy Statement. The term of office of each person elected as a director will continue until a successor has been elected and qualified or until his or her earlier resignation or removal.

     The Board, upon the recommendation of the Nominating/Governance Committee, has nominated the following individuals for election to the Board of Directors in accordance with the criteria and procedures discussed below in “Corporate Governance.”

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

     The following table sets forth certain information concerning the nominees, which is based on data furnished by them:

		Director	Principal Occupation and Business Experience
Nominees for Director	Age	Since	During Past Five Years
James W. Bagley	67	1997	Mr. Bagley is the Executive Chairman of the Board of Directors. He has been a director of the Company since the merger of Lam and OnTrak Systems, Inc., in August 1997, and has served as Chairman of the Board since September 1998. Mr. Bagley was appointed to the office of Executive Chairman in June 2005. From August 1997 until June 2005, Mr. Bagley served as Chief Executive Officer of the Company.

			From June 1996 to August 1997, Mr. Bagley served as Chairman of the Board and Chief Executive Officer of OnTrak Systems, Inc. He was formerly Chief Operating Officer and Vice Chairman of the Board of Applied Materials, Inc., where he also served in other senior executive positions during his 15-year tenure. Mr. Bagley held various management positions at Texas Instruments, Inc., before he joined Applied Materials. Mr. Bagley is also currently a director of Micron Technology, Inc. and Teradyne, Inc.

		Director	Principal Occupation and Business Experience
Nominees for Director	Age	Since	During Past Five Years
David G. Arscott (1)	62	1980	Mr. Arscott has been a director of the Company since 1980, and was Chairman of the Board of Directors from 1982 to 1984. He is currently, and has been since 1988, a General Partner of Compass Technology Group, an investment management firm. From 1978 to 1988, Mr. Arscott was a Managing General Partner of Arscott, Norton & Associates, a venture capital firm. Mr. Arscott is a director of Toolwire, Inc., StarVox, Inc., and Percutaneous Systems, Inc.

Robert M. Berdahl (2,3)	69	2001	Dr. Berdahl has been a director of the Company since 2001. Dr. Berdahl is currently, and has been since May 2006, the President of the Association of American Universities. From 2004 to May 2006, Dr. Berdahl held the position of Professor in the History Department of the University of California, Berkeley and Professor of Public Policy in the Goldman School of Public Policy, UC Berkeley. From 1997 to 2004, Dr. Berdahl served as Chancellor of the University of California, Berkeley. From 1993 to 1997, Dr. Berdahl was President of the University of Texas at Austin, and from 1986 to 1993, he was Vice Chancellor of Academic Affairs of the University of Illinois at Urbana-Champaign.

Richard J. Elkus, Jr. (2,3)	71	1997	Mr. Elkus has been a director of the Company since 1997. He is currently, and has been since 1996, Chairman of Voyan Technology. From 1994 until 1997, Mr. Elkus was Vice Chairman of the Board of Tencor Instruments, Inc., and from 1994 to 1996, he was Executive Vice President of Tencor Instruments. Mr. Elkus is also currently a director of SOPRA S.A., CAMECA, the National Science and Technology Medals Foundation, and the Scripps Research Institute.

Jack R. Harris (2)	64	1982	Mr. Harris has been a director of the Company since 1982. Mr. Harris is currently, and since 1999 has been, Chairman of HT, Inc., and is currently, and since 2001 has been, Executive Chairman of Metara, Inc. From 1986 until 1999, Mr. Harris was Chairman, Chief Executive Officer, and President of Optical Specialties, Inc. Mr. Harris is also currently a director of Innovative Robotic Solutions.

		Director	Principal Occupation and Business Experience
Nominees for Director	Age	Since	During Past Five Years
Grant M. Inman (1,3)	64	1981	Mr. Inman has been a director of the Company since 1981. Mr. Inman is currently, and since 1998 has been, a General Partner of Inman Investment Management. From 1985 until 1998, Mr. Inman was a General Partner of Inman & Bowman, a venture capital investment partnership. Mr. Inman is also currently a director of Paychex, Inc., Wind River Systems, Inc., and AlphaCard Systems.

Catherine P. Lego* (1)	50	2006	Ms. Lego has been a director of the Company since her appointment in January 2006. Ms. Lego is currently, and since 1992 has been, a member of Lego Ventures, LLC, a technology consulting firm. She is also, and since 1999 has been, the General Partner of The Photonics Fund, LLP, a venture capital investment firm. From 1981 to 1992, Ms. Lego was a general partner of Oak Investment Partners, LLP, a venture capital firm. Ms. Lego is also currently a director of SanDisk Corporation, WJ Communications, Inc., and tau-Metrics, Inc.

Stephen G. Newberry	53	2005	Mr. Newberry has been a director of the Company since 2005. Mr. Newberry is the Chief Executive Officer (CEO) and President of the Company, positions he has held since June 2005. He served as the President and Chief Operating Officer of the Company from July 1998 until his appointment as CEO in June 2005. Mr. Newberry held the positions of Executive Vice President and Chief Operating Officer from the time he joined the Company in August 1997 until July 1998.

			Prior to joining the Company, Mr. Newberry held various senior management positions at Applied Materials, Inc., during a 17-year tenure. Mr. Newberry is also a director of Nextest Systems Corporation and Semiconductor Equipment & Materials Institute (SEMI), the industry’s trade association.

		Director	Principal Occupation and Business Experience
Nominees for Director	Age	Since	During Past Five Years
Seiichi Watanabe (1)	65	2005	Dr. Watanabe has been a director of the Company since 2005. Dr. Watanabe is, and since 2005 has been, the Executive General Manager, Research & Development, for Terumo Corporation of Japan. From 2004 to 2005, Dr. Watanabe served as an Advisor to Sony Corporation following his retirement from Sony in June 2004. During his tenure at Sony, Dr. Watanabe served as Executive Vice President of Environmental Affairs (2002-04), President of Frontier Science Laboratories (Sony) (1998-2002), President of the Semiconductor Division (1993-98), and Director of the Research Center (1989-93). Dr. Watanabe is also currently a director of Tekkugeito-inbestomento Corporation.

Patricia S. Wolpert* (2)	56	2006	Ms. Wolpert has been a director of the Company since her appointment in August 2006. Ms. Wolpert is currently, and since 2003 has been, the owner of Wolpert Consulting LLC. From 1993 to 2003, Ms. Wolpert served in a variety of senior management positions with International Business Machines, Inc., including: Vice President, Sales Transformation, Americas (2001-2003), Vice President, Central Region, Americas (2000-2001), Vice President, Business Operations, Americas (1999 to 2000), and various other management positions at IBM (1972-1999). Ms. Wolpert is also currently a director of Teradyne, Inc.
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(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating/Governance Committee.

* Ms. Lego was initially recommended to the Board for consideration as a director nominee by a non-management director of the Company. Ms. Wolpert was initially recommended to the Board for consideration as a director nominee by one of the Company’s executive officers. The Company did not retain or pay a fee to any third party to identify or evaluate potential nominees with respect to the appointment of either Ms. Lego or Ms. Wolpert.

CORPORATE GOVERNANCE

     Lam’s Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, the Board of Directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board and management also regularly evaluate and, when appropriate, revise Lam’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission (“SEC”) and The NASDAQ® Stock Market, Inc. (“NASDAQ”).

Corporate Governance Policies and Practices

     Lam has instituted a variety of policies and practices to foster and maintain responsible corporate governance, including the following:

Corporate Governance Guidelines — The Company adheres to written Corporate Governance Guidelines, adopted by the Board and reviewed from time to time by the Nominating/Governance Committee, selected provisions of which are detailed below.

Corporate Code of Ethics — The Company maintains a Code of Ethics that applies to all Lam employees, officers, and members of the Board. A copy of the Code of Ethics is available on the Company’s web site at www.lamresearch.com, via the Investor Relations page.

Global Standards of Business Conduct Policy — The Company maintains written standards of business conduct applicable to its employees worldwide.

Board Committee Charters — Each of Lam’s Audit, Compensation, and Nominating/Governance Committees has written charters adopted by Lam’s Board of Directors that establish practices and procedures for each committee in accordance with applicable corporate governance rules and regulations. Lam’s Audit Committee and Nominating/Governance Committee Charters are available on the Company’s web site at www.lamresearch.com, via the Investor Relations page. The Audit Committee Charter is attached to this proxy statement as Appendix A.

     Board Nomination Policies and Procedures

  Board Membership Criteria — Lam’s Corporate Governance Guidelines provide that nominees for director are evaluated on the basis of a range of criteria, including (but not limited to) business and industry experience, wisdom, integrity, analytical ability, ability to make independent judgments, understanding of the Company’s business and competitive environment, willingness and ability to devote adequate time to Board duties, and other appropriate considerations. No director shall be nominated or re-nominated after having attained the age of seventy-five years, and no director may serve on more than a total of four boards of public companies (including the Company’s Board).

  Nomination Procedure — The Nominating/Governance Committee is responsible for identifying, evaluating, and recommending candidates for election to the Board, with due consideration for recommendations made by other Board members, the CEO, stockholders, and other sources. In addition to the above criteria, the Nominating/Governance Committee also considers the appropriate balance of experience, skills, and characteristics desirable among the members of the Board. The independent members of the Board review the Nominating/Governance Committee recommendations and nominate candidates for election by the Company’s stockholders.

     Director Independence

  Requirements — Lam’s Corporate Governance Guidelines require that at least a majority of the Board shall be independent in accordance with NASDAQ rules and other applicable criteria for independence. In addition, no non-employee director may serve as a consultant or service provider to the Company without the approval of a majority of the independent directors.

  Current Board Members — The Board has determined that the following directors are independent in accordance with NASDAQ criteria for director independence: David Arscott, Robert Berdahl, Richard Elkus, Jr., Jack Harris, Grant Inman, Catherine Lego, Seiichi Watanabe, and Patricia Wolpert.

  Board Committees — All members of each of the Company’s three standing committees — the Audit, Compensation, and Nominating/Governance Committees — are required to be independent in accordance with NASDAQ and other applicable criteria. See “Board Meetings and Committees” below for a description of the responsibilities of the Board’s standing committees.

  Lead Independent Director — Pursuant to the Corporate Governance Guidelines, the Board may designate an independent director as the Lead Independent Director. Upon appointment, the Lead Independent Director is responsible for coordinating the activities of the independent members of the Board and acting as the principal liaison between the independent directors and the Executive Chairman and CEO when necessary and appropriate. Director Robert Berdahl has served as the Lead Independent Director since 2004.

  Executive Sessions of Independent Directors — The Board and its standing committees periodically hold meetings of only the independent directors or Committee members without management present.

     Board Access to Independent Advisors

  The Board as a whole, and each of the Board committees separately, have authority to retain and terminate such independent consultants, counselors, or advisors to the Board or a respective committee as each may deem necessary or appropriate.

     Board Training and Self-Assessment

  The Corporate Governance Guidelines provide that directors are expected to attend one or more training sessions or conferences to enhance their ability to fulfill their responsibilities. Each of the directors who served during fiscal year 2006 fulfilled this expectation. In fiscal year 2005, a majority of the directors then serving attended at least one conference certified by an institutional investor services organization. From time to time, the Nominating/Governance Committee conducts a review of the functioning of the Board and the Board committees.

     Director and Executive Officer Stock Ownership

  During fiscal year 2006, the Board adopted new director stock ownership guidelines. Pursuant to the Company’s Corporate Governance Guidelines, as amended, each director is expected to own at least 5,000 shares of Lam common stock by the later of five years after commencing service on the Board or November 2010.

  During fiscal year 2006, the Company adopted executive stock ownership guidelines. Under the guidelines, executives designated by the Compensation Committee, including the Chief Executive Officer, the Chief Financial Officer, and certain other officers, are expected to own a number of shares of Lam common stock equal in value to a multiple of each executive’s base annual salary. The multiple varies according to the seniority of the office. Executives are expected to achieve the requisite stock ownership levels by the later of five years following appointment to office or December 2010.

     Director Resignation or Notification Upon Change in Executive Officer Status

  The Corporate Governance Guidelines provide that a director who is also an executive officer of the Company shall submit a resignation of his directorship to the Board if the officer ceases to be an executive officer of the Company.

  The Corporate Governance Guidelines require that a non-employee director notify the Nominating/ Governance Committee if such director experiences a change of executive position held at another company. Upon any such notification, the Nominating/Governance Committee will review the appropriateness of the director’s continued Board membership under the circumstances, and the director will be expected to act in accordance with the Nominating/Governance Committee’s recommendation.

     Shareholder Communications with Board of Directors

  Direct Communications — Any stockholder desiring to communicate with the Board of Directors or with any director regarding the Company may write to the Board or the director, c/o George M. Schisler, Jr., Office of the Secretary, Lam Research Corporation, 4650 Cushing Parkway, Fremont, CA 94538. The Office of the Secretary will forward all such communications to the director(s). In addition, any stockholder, employee, or other person may communicate any complaint regarding any accounting, internal accounting control, or audit matter to the attention of the Board’s Audit Committee by sending written correspondence to: Lam Research Corporation, Attention: Board Audit Committee, P.O. Box 5010, Fremont, CA 94536.

  Annual Meeting —The Company encourages and expects its directors to attend the annual meeting of stockholders each year. All of Lam’s then-current directors attended the 2005 annual meeting.

     Additional Policies and Practices

In addition to the measures discussed above, the Company maintains various other policies and practices to promote responsible corporate governance, such as:

  Preparation of a plan of succession for the offices of the CEO and other senior executives.

  Periodic review of committee charters for each of the Audit, Compensation, and Nominating/ Governance Committees which address corporate governance issues.

  Evaluation and approval of the CEO’s and Executive Chairman’s compensation by the independent members of the Board, based on recommendations of the Compensation Committee.

  Evaluation and determination of the compensation of other executive officers by the Compensation Committee.

  Maintenance of disclosure control policies and procedures, including a Disclosure Control Committee.

  Maintenance of a Compliance Committee, composed of the Chief Financial Officer and other Company managers and staff, for the purpose of identifying and addressing securities regulation compliance matters.

  Maintenance of a procedure for receipt and treatment by the Audit Committee of anonymous and/or confidential employee complaints or concerns regarding audit or accounting matters.

  Comparison by the Board and its committees of the Company’s corporate governance policies with industry best practices and those of its peers.

  Availability of final proxy vote results on the Lam web site promptly following final compilation of the voting results.

Termination of Stockholder Rights Plan

     During fiscal year 2005, the Board of Directors adopted a resolution that accelerated the expiration of the Company’s Stockholder Rights Plan (a so-called “poison pill”), upon a determination by the Company that the Stockholder Rights Plan was no longer necessary to protect its stockholders’ interests. The expiration was effective as of February 28, 2005.

Board Meetings and Committees

     The Board of Directors of the Company held a total of eight regularly scheduled or special meetings during fiscal year 2006. All of the directors who served for the entire fiscal year attended at least 75% of the aggregate number of Board meetings and meetings of Board committees on which they were a member during fiscal year 2006.

     The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/ Governance Committee.

     During the first half of fiscal year 2006, the Audit Committee consisted of Board members Arscott, Elkus, and Inman. During the second half of fiscal year 2006 (from February 17, 2006), the Audit Committee consisted of Board members Arscott, Inman, Lego, and Watanabe. All Audit Committee members are independent, non-employee directors. The Audit Committee held nine meetings during fiscal year 2006. The Audit Committee appoints and provides for the compensation of the Company’s independent registered public accounting firm; oversees and evaluates the work and performance of the independent registered public accounting firm; reviews the scope of the audit; considers comments made by the independent registered public accounting firm with respect to accounting procedures and internal controls and the consideration given thereto by the Company’s management; approves in accordance with applicable securities laws all professional services to be provided to the Company by its independent registered public accounting firm; reviews internal accounting procedures and controls with the Company’s financial and accounting staff; oversees a procedure that provides for the receipt, retention and treatment of complaints received by the Company and for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters; reviews and approves all related-party transactions; and performs related duties as set forth in applicable securities laws, NASDAQ corporate governance guidelines, and the Committee charter. The Lam Board of Directors has determined that Ms. Lego is an Audit Committee financial expert and that Ms. Lego is independent in accordance with the NASDAQ criteria for director independence.

     During the first half of fiscal year 2006, the Compensation Committee consisted of Board members Berdahl and Harris. During the second half of fiscal year 2006 (from February 17, 2006), the Compensation Committee consisted of Board members Berdahl, Elkus, and Harris. All Compensation Committee members are independent, non-employee directors. The Compensation Committee held six meetings during fiscal year 2006. The Compensation Committee recommends the salary level, incentives, and other forms of compensation for the Chief Executive Officer and the Executive Chairman, subject to approval by the independent members of the Board. It also approves salary levels, incentives, and other forms of compensation for the other executive officers of the Company. The Committee reviews and recommends to the Board all compensation arrangements applicable to the members of the Board. The Compensation Committee reviews, recommends and approves, subject to stockholder and/or Board approval as required, the creation, amendment, or termination of certain equity-based compensation plans of the Company and such other compensation plans as the Board may designate. In addition, this Committee has authority with respect to grants of stock options, restricted stock and stock units, deferred stock, and performance share awards to officers and other employees of the Company.

     During fiscal year 2006, the Nominating/Governance Committee consisted of Board members Berdahl, Elkus, and Inman. All Nominating/Governance Committee members are independent, non-employee directors. The Nominating/Governance Committee held one meeting during fiscal year 2006. This Committee recommends, for approval by the independent members of the Board, nominees for election as directors of the Company. Pursuant to the Committee’s charter and the Corporate Governance Guidelines, the Nominating/Governance Committee is also responsible for recommending the composition of Board committees for approval by the Board, reviewing and assessing the Corporate Governance Guidelines from time to time and recommending changes for approval by the Board, reviewing the functioning of the Board and its committees and reporting the evaluation to the Board, and reviewing the suitability of each director for continuing service on the Board.

     The Nominating/Governance Committee recommended for Board approval, and the Board approved, the nominees for director of the Company as set forth in Proposal No. 1 above. The Nominating/Governance Committee recommended the nominees for director in accordance with the criteria and procedures set forth above in “Board Nomination Policies and Procedures.”

     The Nominating/Governance Committee will consider for nomination persons properly nominated by stockholders in accordance with the same policies and criteria as are applied to other nominees. In order for the Nominating/Governance Committee to consider the nomination of a person submitted by a stockholder for next year’s annual meeting, such nomination must be made in accordance with the Company’s bylaws and other procedures described above in the section captioned “Stockholder Proposals and Nominations to be Voted on at 2007 Annual Meeting.”

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of shares of Common Stock of the Company by: (i) each person or entity whom, based on information obtained, the Company believes beneficially owned more than 5% of the Company’s Common Stock, and the address of each such person or entity (“5% stockholder”); (ii) each current director of the Company; (iii) each named executive officer (“named executive”) described below in the section of this proxy statement captioned “Executive Compensation and Other Information”; and (iv) all current directors and current executive officers as a group. With the exception of 5% stockholders, the information below concerning the number of shares beneficially owned is provided with respect to holdings as of September 15, 2006 (the Record Date), and, with respect to the 5% stockholders, the information below is provided with respect to holdings as of June 30, 2006, unless otherwise identified. The percentage is calculated using 142,206,849 as the number of shares outstanding as of the Record Date.

	Shares Beneficially		Percent of
Name of Person or Identity of Group	Owned (1)		Class
Barclays Global Investors, NA	16,842,405	(2)	11.84%
45 Fremont Street
San Francisco, California 94105
Wellington Management Company LLP	11,364,061	(2)	7.99%
75 State Street
Boston, Massachusetts 02109
Fidelity Management & Research Company	11,150,233	(2)	7.84%
1 Federal Street
Boston, Massachusetts 02110
James W. Bagley	183,000		*
David G. Arscott	155,735		*
Robert M. Berdahl	33,000		*
Richard J. Elkus, Jr.	131,370		*
Jack R. Harris	146,330		*
Grant M. Inman	172,750		*
Catherine P. Lego	0		*
Stephen G. Newberry	210,500		*
Seiichi Watanabe	0		*
Patricia S. Wolpert	0		*
Martin B. Anstice	7,523		*
Nicolas J. Bright	4,101	(3)	*
Ernest E. Maddock	31,374		*
All current directors and current executive officers as a group
(14 persons)(4)	1,079,627		*
____________________

*	Less than one percent

(1)	Includes shares subject to outstanding stock options and restricted stock units (RSUs) that are exercisable within 60 days after September 15, 2006, if any, with respect to:

James Bagley	2,000 options	Stephen Newberry	210,500 options
David Arscott	117,000 options	Seiichi Watanabe	0 options
Robert Berdahl	33,000 options	Patricia Wolpert	0 options
Richard Elkus, Jr.	99,000 options	Martin Anstice	2,849 options
Jack Harris	135,000 options	Nicolas Bright	2,949 options
Grant Inman	81,000 options	Ernest Maddock	30,850 options
Catherine Lego	0 options	Abdi Hariri	1,822 options

(2)	This information was obtained from NASDAQ and represents the respective entities’ quarterly 13F filings with the SEC reflecting holdings as of June 30, 2006.

(3)	Includes 120 shares held in trust for Mr. Bright’s dependent children.

(4)	Current directors and current executive officers, as of September 15, 2006, include: Mr. Bagley, Mr. Arscott, Dr. Berdahl, Mr. Elkus, Mr. Harris, Mr. Inman, Ms. Lego, Mr. Newberry, Dr. Watanabe, Ms. Wolpert, Mr. Anstice, Mr. Bright, Mr. Maddock, and Mr. Hariri.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company customarily receive annual base retainers of $36,000. A base retainer of $36,000 was paid to each non-employee director in fiscal year 2006. Directors who serve as chair of a committee of the Board receive an additional $2,000 annual retainer. The Lead Independent Director receives an additional $2,000 annual retainer. Additionally, non-employee directors receive $1,000 per committee meeting attended, provided that the meeting is attended in person and occurs on a day other than a day when a full board meeting is held.

     During fiscal year 2006, the Board modified the equity compensation portion of the compensation provided to non-employee directors. In November 2005, the Board amended the Company’s Amended and Restated 1997 Stock Incentive Plan (“1997 Plan”) to delete the provision providing for an annual stock option grant to non-employee directors on December 15 of each year. The Board resolved that each non-employee director will receive an annual equity grant, if any, in an amount, on such terms, and on such date as may be determined annually by the Board .

     During fiscal year 2006, each non-employee director then serving received a grant of 5,000 restricted stock units (RSUs). In addition, Director Seiichi Watanabe received an additional grant of 5,000 RSUs, in recognition of his services as director during calendar year 2005, for which he had not previously received equity compensation. Each such RSU grant was issued on January 31, 2006, and, subject to the director’s continued service on the Board, vests in full on January 31, 2007.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table provides, for the three fiscal years ended June 25, 2006, June 26, 2005, and June 27, 2004, respectively, certain summary information concerning compensation paid or accrued by the Company to or on behalf of (i) the Company’s Chief Executive Officer, Stephen G. Newberry, and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (collectively, the “named executive officers” or “NEOs”).

Summary Compensation Table

					Long-Term or Other
	Annual Compensation				Compensation
					Number of
				Other	Securities
				Annual	Underlying	All Other
	Fiscal		Bonus	Compensation	Options	Compensation
Name and Principal Position	Year	Salary ($)(1)	($)(1)(2)	($)(3)	(#)	($) (4)
James W. Bagley	2006	575,000	843,700	15,023	—	4,500	(5)
Executive Chairman	2005	656,240	1,183,000	14,070	—	4,500	(5)
of the Board	2004	650,000	235,000	11,193	—	—

Stephen G. Newberry	2006	650,000	944,568	3,929	—	1,275	(6)
Chief Executive Officer	2005	615,385	1,200,000	5,928	—	1,274	(6)
and President	2004	567,308	530,000	6,477	—	1,274	(6)

Martin B. Anstice	2006	305,371	350,437	—	—	7,309	(7)
Chief Financial Officer and	2005	276,148	307,381	—	—	4,888	(7)
Group Vice President	2004	216,346	104,712	—	—	6,014	(7)

Nicolas J. Bright	2006	435,845	494,236	3,079	—	11,890	(8)
Exec.Vice President, Regional	2005	387,315	520,113	4,532	—	7,960	(8)
Business & Global Products	2004	351,950	260,000	4,600	—	5,683	(8)

Ernest E. Maddock	2006	357,860	362,135	1,290	—	5,652	(9)
Group Vice President,	2005	332,757	424,792	698	—	4,242	(9)
Global Operations	2004	283,385	180,000	474	—	3,994	(9)
____________________

(1)	Includes amounts and bonuses earned in fiscal years 2006, 2005, and 2004 under the Company’s short term annual incentive programs, even if deferred at the election of the executive officer under the Company’s deferred compensation plans and/or the Company’s 401(k) Plan.

(2)	In addition to the amounts set forth in the “Bonus” column, amounts were accrued for the final two quarters of fiscal 2006 under the Company’s Multi-Year Cash Incentive Program (“MYIP”) in the amounts listed below and shall become payable on a determination date in February 2008 for the following executive officers who remain continuously employed at Lam through such date: Mr. Newberry, $1,623,432; Mr. Anstice, $674,349; Mr. Bright, $749,277; and Mr. Maddock, $611,910. Additional amounts were also accrued under the MYIP to become payable on a determination date in February 2007 for Mr. Anstice ($836,213) and Mr. Maddock ($386,670), also contingent upon their continuous employment.

(3)	Reflects interest earned on deferred compensation, to the extent that the interest rate exceeded 120% of the applicable federal long-term rate.

(4)	Does not include payments of deferred compensation earned in and deferred from prior years.

(5)	Consists of the Company’s matching contributions to the Company’s 401(k) Plan in the amount of $4,500 for 2006 and $4,500 for 2005.

(6)	Consists of Company-paid term life insurance premiums of $1,275 for 2006, $1,274 for 2005, and $1,274 for 2004.

(7)	Consists of the Company’s matching contributions to the Company’s 401(k) Plan in the amounts of $5,888 for 2006, $4,557 for 2005, and $5,307 for 2004; Company-paid term life insurance premiums of $331 for 2006, $331 for 2005, and $331 for 2004; and the Company contribution to the Elective Deferred Compensation Plan in lieu of matching contributions to the 401(k) Plan in the amount of $1,090 for 2006.

(8)	Consists of the Company’s matching contributions to the Company’s 401(k) Plan in the amounts of $6,803 for 2006, $7,960 for 2005, and $5,683 for 2004; Company-paid term life insurance premiums of $418 for 2006; and a patent inventorship award of $4,669 for 2006.

(9)	Consists of the Company’s matching contributions to the Company’s 401(k) Plan in the amounts of $1,875 for 2006, $3,407 for 2005, and $3,324 for 2004; Company-paid term life insurance premiums of $835 for 2006, $835 for 2005, and $670 for 2004; and the Company contribution to the Elective Deferred Compensation Plan in lieu of matching contributions to the 401(k) Plan in the amount of $1,090 for 2006.

Stock Plans

     No stock option grants or RSUs were made to any of the named executives during fiscal year 2006. The Company does not presently grant stock appreciation rights (SARs).

     The following table provides certain information concerning the exercise of options to purchase the Company’s Common Stock in the fiscal year ended June 25, 2006, and the unexercised options held as of June 25, 2006, by the named executive officers.

Aggregated Option Exercises by Named Executive Officers in Last Fiscal Year,
and Fiscal Year-End Option Values

					Value of Unexercised
	No. of Shares		No. of Unexercised Options		In-The-Money Options
	Acquired on	Value	at Fiscal Year-End		at Fiscal Year-End(2)
Name	Exercise	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
James W. Bagley	970,000	$33,964,941	1,000	1,000	$31,330	$26,850
Stephen G. Newberry	1,390,565	$37,478,178	205,250	5,250	$3,630,483	$140,963
Martin B. Anstice	56,500	$1,102,738	2,000	849	$37,480	$22,796
Nicolas J. Bright	561,949	$11,008,682	0	6,949	0	$159,981
Ernest E. Maddock	50,350	$555,791	28,800	3,050	$603,072	$75,243
____________________

(1)	Market value of underlying securities at exercise, minus the exercise price.

(2)	Market value of underlying securities at fiscal year-end, minus the exercise price.

Multi-Year Performance-Based Cash Incentive Program

     On February 17, 2006, the Board, upon recommendation from the Compensation Committee, established a performance-based multi-year incentive program (MYIP) commencing in the first quarter of calendar year 2006, pursuant to which certain senior executives, including the named executive officers designated in footnote 2 of the “Summary Compensation Table” above, are eligible to receive cash awards which will vary depending upon the level of achievement of specific objectives and are contingent upon certain employment conditions. These multi-year cash incentive awards may be used solely, or in conjunction with stock option or RSU grants, to provide competitive long-term incentives for senior executives and to reward behaviors that result in long-term stockholder value growth.

     In order to receive an award under the MYIP, participants generally must be continuously employed at Lam through the date(s) on which the Compensation Committee determines the actual award amounts under the program (the “determination date”). Performance factors are established annually and measured and accrued on a quarterly basis. Quarterly accrued amounts are then held and paid out on a cumulative basis after eight quarters on a determination date typically set to occur in the following quarter. Accordingly, awards under the 2006 MYIP cover calendar years 2006 and 2007 and will become payable on a determination date in February 2008. In addition, Messrs. Anstice and Maddock will participate in a supplemental cash-incentive program based on the Company’s operating profit performance which covers performance in calendar year 2006, contingent on their respective continued employment through February 2007. This supplemental program is in consideration for the absence of equity incentive grants to certain senior executives in recent years.

     Under the 2006 MYIP, in the first quarter of calendar year 2006 the Compensation Committee (and the independent members of the Board with respect to the CEO) established individual target incentive amounts for each participant and the performance-based metrics upon which actual incentive awards will be calculated for 2006. The MYIP program performance metrics for 2006 include the Company’s operating profit and stock price performance. Performance metrics for calendar year 2007 are expected to be established by the Compensation Committee (and the independent members of the Board with respect to the CEO) in the first quarter of calendar year 2007 and may differ, as deemed appropriate at such time, from those established for 2006. Actual incentive amounts are provisionally calculated and accrued on a quarterly basis during the calendar year in relation to the attainment of the performance criteria.

     The MYIP provides that the maximum award amount payable to a participant may not exceed 2.5 times the target incentive amounts. Under the target incentive amounts established for calendar year 2006 under the 2006 MYIP, the maximum award amount that may be accrued for an individual executive officer for calendar year 2006 performance is $8,125,000. Target incentive amounts for calendar year 2007 will be established when the Compensation Committee and the Board set performance metrics for that year and, accordingly, the maximum award amount for calendar year 2007 performance will not be determinable until that time. Under the supplemental program, the maximum award amount that may be accrued for an individual executive officer for calendar year 2006 performance is $3,325,000.

     Incentive awards are not considered earned by a participant unless and until he or she meets the retention and other eligibility criteria. Participants who do not meet the retention and performance criteria will not receive payment of accrued award amounts for 2006 and 2007. The sum of the actual award amounts accrued for performance during calendar years 2006 and 2007 under the 2006 MYIP will be determined and become payable for participants who meet the retention criteria in February 2008. The actual award amounts accrued under the supplemental program will similarly be determined and become payable in February 2007. In the event there are one or more participants who are no longer employed by the Company on the payment determination date, the aggregate amount accrued in each program year pool will be distributed to other eligible employees. In addition, the Compensation Committee may exercise discretion to reduce the rate of future accruals on a quarter-by-quarter basis.

     The 2006 MYIP and the supplemental program are administered by the Compensation Committee as part of the Company’s 2004 Executive Incentive Plan (2004 EIP) and in accordance with the 2004 EIP, to the extent permitted thereunder. See “Report of the Compensation Committee” below. Subject to approval by the Compensation Committee and the Board, it is anticipated that a multi-year MYIP similar to the 2006 MYIP, also administered as part of the 2004 EIP, will commence in 2007 for performance in calendar years 2007 and 2008. For a further description of the 2004 EIP, see “Proposal No. 2 - Approval of Amendment of Lam 2004 Executive Incentive Plan,” below.

Employment and Termination Agreements,
Change-of-Control Arrangements, and Retirement Benefits

Employment Agreement with Stephen G. Newberry

     The Company and Mr. Newberry entered into an employment agreement effective January 1, 2003 (the “Newberry Agreement”).

     The initial term of the Newberry Agreement was from January 1, 2003, through October 31, 2005, and automatically extends for subsequent one-year periods without limit unless terminated by either Mr. Newberry or the Company in accordance with the provisions of the Newberry Agreement. The Newberry Agreement provides for a base salary, at a rate to be set at least annually by the Board of Directors. Under the Newberry Agreement, Mr. Newberry is entitled to participate in any performance incentive plan offered by the Company, in the Company’s executive deferred compensation plan(s), and in other benefit plans and compensation programs generally applicable to key executives of the Company.

     In the event of involuntary termination without cause or a change in control of the Company followed by either involuntary termination or the acceptance of a position of materially lesser authority or responsibility offered to Mr. Newberry by the Company, or if the Company is acquired by another entity so that there will be no market for the Common Stock of the Company and the acquiring entity does not provide options comparable to unvested stock options held by Mr. Newberry, all unvested stock options granted to Mr. Newberry will automatically be accelerated in full so as to become fully vested. Mr. Newberry will have two years from the date of termination in which to exercise such options. If Mr. Newberry’s employment is involuntarily terminated without cause, he will be entitled to receive a lump sum payment equal to fifteen months of his then-annual base compensation, and the Company will pay for fifteen months of COBRA benefits following the date of termination. If Mr. Newberry resigns voluntarily, he is not entitled to receive any severance benefits under the Newberry Agreement.

     The Newberry Agreement provides that for a period of six months following Mr. Newberry’s termination of employment with the Company, Mr. Newberry may not solicit any of the Company’s employees to become employed by any other business enterprise.

Employment Agreement with Nicolas J. Bright

     Effective August 1, 2003, the Company and Mr. Bright entered into an employment agreement (the “Bright Agreement”).

     The initial term of the Bright Agreement was from August 1, 2003, through January 31, 2006, and automatically extends for subsequent one-year periods without limit unless terminated by either Mr. Bright or the Company in accordance with the provisions of the Bright Agreement. The Bright Agreement provides for a base salary, at a rate to be set at least annually by the Board of Directors. Under the Bright Agreement, Mr. Bright is entitled to participate in any performance incentive plan offered by the Company, in the Company’s executive deferred compensation plan(s), and in other benefit plans and compensation programs generally applicable to key executives of the Company.

     In the event of a change in control of the Company, subject to certain conditions set forth in the Bright Agreement, or involuntary termination of Mr. Bright without cause, all unvested stock options granted to Mr. Bright will automatically be accelerated in full so as to become fully vested. Mr. Bright will have two years from the date of termination in which to exercise such options. If Mr. Bright’s employment is involuntarily terminated without cause, he will be entitled to receive a lump sum payment equal to fifteen months of his then-annual base compensation, and the Company will pay for fifteen months of COBRA benefits following the date of termination. If Mr. Bright resigns voluntarily, he is not entitled to receive any severance benefits under the Bright Agreement.

     The Bright Agreement provides that for a period of six months following Mr. Bright’s termination of employment with the Company, Mr. Bright may not solicit any of the Company’s employees to become employed by any other business enterprise.

Change-of-Control Arrangements

     In addition to the change-of-control provisions in the foregoing agreements, certain of the Company’s Stock Option Plans and its Employee Stock Purchase Plan provide, generally, that, upon a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding option or right to purchase Common Stock shall be assumed, or an equivalent option or right substituted, by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the option or right or substitute an equivalent option or right, at the discretion of the plan administrator, some or all of the options granted under certain of the Stock Option Plans shall be accelerated so as to be fully exercisable, and all of the rights granted under the Employee Stock Purchase Plans shall be fully exercisable following the merger for a period from the date of notice by the Board of Directors. Following the expiration of such periods, the options and rights will terminate. Under certain other Stock Option Plans, the Plan Administrator may make other adjustments or provisions to compensate option holders. The 2007 Stock Incentive Plan proposed for adoption by Lam stockholders at the Annual Meeting allows the Company broad discretion to provide for vesting acceleration of awards on change-of-control transactions. See “Proposal No. 3 - Approval of the Lam 2007 Stock Incentive Plan” below.

Retirement Medical and Dental Benefits

     Board members and executives who retire from the Company and who meet certain age and service requirements are allowed to continue to participate in the Company’s group medical and dental plans after retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No family relationships exist or existed during fiscal year 2006 among any of the Company’s directors and executive officers. No related-party transactions occurred during fiscal year 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists or existed during fiscal year 2006, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee. The Compensation Committee consisted of Messrs. Berdahl and Harris during the first half of fiscal year 2006; and Messrs. Berdahl, Elkus, and Harris during the second half of fiscal year 2006.

REPORT OF THE COMPENSATION COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, that might incorporate all or portions of future filings, including this Proxy Statement, the following Report of the Compensation Committee, and the Comparative Stock Performance graph below, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Securities Act or the Exchange Act.

     The Compensation Committee (the “Committee”) of the Board of Directors develops and reviews compensation policies, programs, and practices applicable to the Company’s executive officers, including the criteria upon which executive compensation is based and the mix of compensation components offered to executive officers. It also reviews such policies and programs and recommends new policies, and material changes to existing policies, to the independent members of the Board for approval. In addition, the Committee establishes and periodically reviews corporate goals and objectives for the Chief Executive Officer and the Executive Chairman; evaluates the CEO’s and Executive Chairman’s performances in light of those goals and objectives; and, based on such evaluation, recommends, for approval by the independent members of the Board, the CEO’s and Executive Chairman’s compensation packages, including any employment agreement, severance or change-in-control agreement, equity grant, or special or supplemental employee benefit, and any material amendment to any of the foregoing. The Committee also determines compensation packages for the other executive officers of the Company, consistent with the policies approved by the independent members of the Board. The Committee was composed of the following independent non-employee directors during fiscal year 2006: Messrs. Berdahl and Harris during the first half of fiscal year 2006; and Messrs. Berdahl, Elkus, and Harris during the second half of fiscal year 2006. As of the date of this Proxy Statement, the Committee is composed of Directors Berdahl, Elkus, Harris, and Wolpert.

Compensation Policies

     One of the Committee’s primary goals in setting compensation policies is to maintain competitive programs to attract, retain, and motivate high-caliber executives and maximize the long-term success of the Company by appropriately rewarding such individuals for their achievements. Another goal is to provide an incentive to executives to focus efforts on long-term strategic goals for the Company by closely aligning their financial interests with stockholder interests without causing undue dilution of the Company’s shares. In response to changes in the regulatory, tax, and accounting environments, the Company also endeavors to tailor its compensation programs to remain competitive while taking into account the accounting treatment and tax deductibility of executive compensation expense. To attain these goals, the Committee has designed the Company’s executive compensation program for fiscal and calendar years 2006 to include base salary, annual incentives, and long-term incentives.

     In formulating and administering the individual elements of the Company’s executive compensation program, the Committee emphasizes achievement of short- and long-term objectives based on quantitative and strategic performance objectives and metrics, regularly evaluates corporate and individual performance against such objectives, and applies its prudent judgment, in light of actual performance, to determine the amounts of incentive awards appropriate for the Company’s executive officers.

     The Committee believes that the Company’s executive compensation programs have met these objectives for fiscal year 2006. The Company has been able to attract and retain the executive talent necessary to support the corporation and promote its long-term growth. The Company’s executive compensation programs have also enabled the Company to adjust, both downwardly and upwardly when appropriate, the amounts of incentive payments to its executive officers in response to changes in the Company’s business performance.

Compensation Components

Base Salary

     The Committee establishes the base salaries of executive officers after consideration of the officers’ respective responsibilities, experience, and performance, and after review of relevant data of other executives with similar responsibilities from published industry reports and surveys of similarly situated companies. Accordingly, the Committee generally strives to maintain the Company’s annual executive salaries at levels competitive with the market median base salaries of executive officers in similar positions at similarly situated companies. The relevant market of similarly situated companies used for comparative purposes is comprised of similarly sized high-technology companies within and outside the Company’s industry.

     During the last fiscal year, adjustments were made to the base salaries of certain executive officers to recognize individual performance, changes in an executive’s role and responsibilities, and/or market competitiveness.

Annual Incentives

     The Company maintains an annual incentive program to motivate and reward its executives as part of its comprehensive compensation program. The annual incentive program operates on a calendar-year basis. The annual incentive levels are intended to provide and account for appropriate elements of variability and risk. Annual incentive awards to the executives are customarily based on the achievement of specific corporate and/or individual performance objectives. The Committee customarily establishes a target incentive amount in advance (either annually or semi-annually) for each executive officer, determined through review of competitive market data for executives at similar levels, which amount will be incrementally reduced if the Company or the executive does not meet targeted performance objectives or increased if the Company or the executive exceeds targeted performance objectives. Increases above the target incentive amount are subject to a mathematical limit, which for bonuses payable in fiscal year 2006 was 2.25 times annual base salary. Annual incentive bonuses earned for a calendar year are customarily paid in February of the following year.

     Annual incentive bonus payments made to certain executive officers during fiscal year 2006, including bonuses paid to the Chief Executive Officer under the 2004 Executive Incentive Plan, were based on the achievement of specific criteria, including goals and objectives relating to each officer’s performance and to corporate revenue, gross margin, operating profit, cash from operations, and market share targets. The specific annual incentive amounts paid to the Chief Executive Officer and the named executive officers in fiscal year 2006, for annual incentives earned for calendar year 2005, are set forth in the “Summary Compensation Table” included in the section of this Proxy Statement entitled “Executive Compensation And Other Information.”

Long-Term Incentives

     Stock Options and Other Equity Incentives

     The Committee periodically grants or recommends the grant of equity incentives, such as stock options or restricted stock units (RSUs), as part of its compensation program. The Committee believes that such awards can be effectively used to focus an executive’s attention on the long-term performance of the Company and to maximize stockholder value. The grant of equity incentives is closely tied to an individual executive’s performance and responsibility level. The Committee grants or recommends the grant of such equity incentives after a review of various factors, including the executive’s potential contributions to the Company, current equity ownership in the Company, and vesting rates of existing stock options and other equity incentives, if any. Stock options are granted with an exercise price equal to the fair market value of the Company’s stock at the time of grant and utilize vesting periods intended to encourage retention of executive officers. RSUs, if granted in the future to executive officers, would likely also utilize vesting periods intended to encourage retention, although they may also or instead be earned only upon achievement of specified performance objectives. Because of the direct benefit executive officers receive from equity incentives if the Company’s stock value increases while they hold such awards, the Committee believes equity incentives serve to align the interests of executive officers closely with those of other stockholders.

     At the same time, the Committee is also aware of the potential for dilution of the Company’s shares and in recent years it has targeted reduction of the overhang of stock incentive awards on the Company’s outstanding common stock. Accordingly, the Committee has not granted stock incentive awards to named executive officers since fiscal year 2003 and the Committee deemed it appropriate to continue that policy by relying primarily on cash compensation during fiscal year 2006. Therefore, no equity grants were made to the Company’s executive officers during fiscal year 2006 and a major consideration for the adoption of the Multi-Year Performance-Based Cash Incentive Program described below is to continue to minimize share dilution during calendar years 2006 and 2007. Nonetheless, in formulating the Company’s executive compensation program in future years, it is possible that in light of changing circumstances the Committee may determine that a mix of long-term cash and equity incentives, or equity incentives alone, may become more appropriate for future periods.

     Multi-Year Cash Incentive Program

     On February 17, 2006, the Board, upon recommendation from the Compensation Committee, established a performance-based multi-year incentive program (MYIP) commencing in the first quarter of calendar year 2006, pursuant to which certain senior executives are eligible to receive cash awards which will vary depending upon the level of achievement of specific objectives and are contingent upon certain employment conditions. These multi-year cash incentive awards may be used solely, or in conjunction with stock option or RSU grants, to provide competitive long-term incentives for senior executives and to reward behaviors that result in long-term stockholder value growth. In the event that the Committee believes it is in the best interests of the shareholders to use stock option or RSU grants in conjunction with cash awards under the MYIP, then those cash award targets would be altered to reflect the value expected to be received from the stock options or RSU grants.

     A significant driver of the creation of the MYIP is the Company’s desire and objective to have as much of the Company’s expenses as possible, including expense for executive incentive compensation, be variable commensurate with the level of the Company’s business performance. The funding parameters of the 2006 MYIP are primarily based on the profitability of the Company and change in value of the Company’s stock price during relevant accrual periods, thereby achieving that objective. In contrast, stock options and restricted stock grants generally must be amortized based on a valuation determined at the time of grant, thus typically creating a fixed cost once they are granted.

     In summary description, the MYIP requires participating executives to achieve pre-established retention targets and corporate performance metrics relating to operating profits and stock price performance in order to receive payments under the MYIP. In order to receive an award under the MYIP, participants generally must be continuously employed at Lam through the date(s) on which the Compensation Committee determines the actual award amounts under the program (the “determination date”). Performance factors are established annually and measured and accrued on a quarterly basis. Quarterly accrued amounts are then held and paid out on a cumulative basis after eight quarters. Accordingly, awards under the 2006 MYIP cover calendar years 2006 and 2007 and become payable on a determination date in February 2008. More detailed information regarding the structure and other provisions of the MYIP are described in the section above entitled “Executive Compensation And Other Information/Multi-Year Performance-Based Cash Incentive Program.” Information regarding the maximum amounts that may be earned by Lam’s named executive officers under the 2006 MYIP is also set forth in that section.

     The MYIP program is administered by the Compensation Committee in accordance with and as a sub-program of the Company’s 2004 Executive Incentive Plan (2004 EIP), provided that to the extent that award amounts under the MYIP exceed the annual maximum per-participant dollar limitation under the 2004 EIP, such excess amount may be paid as separate bonuses outside the 2004 EIP. In that event, any such excess may not qualify as tax-deductible performance-based compensation under Code Section 162(m). The Compensation Committee believes that the MYIP supports the Committee’s and the Company’s stated compensation objectives by providing appropriate long-term performance-based incentives to the Company’s executives.

     The Committee further believes that the proposed amendment of the 2004 EIP, presented herein for stockholder approval at the 2006 Annual Meeting and described below under the heading “Proposal No. 2 - Amendment of Lam 2004 Executive Incentive Plan,” will assist the Company in appropriately compensating its senior executives while at the same time enhancing the Company’s ability to deduct amounts paid under Section 162(m).

     Deferred Compensation Plan

     Another component of the Company’s executive compensation program is its elective deferred compensation plans (the “Deferred Compensation Plans”). The Company adopted a deferred compensation plan in 1994 (“the 1994 Deferral Plan”). The 1994 Deferral Plan remains in effect but was closed to further contributions as of December 31, 2004. The Company adopted a new deferred compensation plan (“the 2005

Deferral Plan”) effective January 1, 2005. Contributions by eligible executives on or after January 1, 2005, will be maintained in the 2005 Deferral Plan. Both Deferred Compensation Plans are voluntary, non-tax-qualified, deferred compensation plans that encourage executives to save for retirement. Under the Deferred Compensation Plans, participants were and are entitled to defer compensation until retirement, death, other termination of employment, or until specified dates.

Executive Stock Ownership Guidelines

     During fiscal year 2006, the Company adopted executive stock ownership guidelines, pursuant to which senior executives are expected and encouraged to own and maintain certain minimum levels of the Company’s common stock. The Compensation Committee believes that these guidelines are an appropriate addition to the Company’s equity compensation policies and, in conjunction with Lam’s equity and cash-based incentive plans, will further serve to align the long-term interests of the senior executives with those of the Company’s stockholders.

Compensation of Chief Executive Officer

     The Committee bases the compensation of the Company’s Chief Executive Officer (“CEO”) on the policies, objectives, and criteria described above and below. In determining the CEO’s base salary and incentive bonus (if any), the Committee also considers compensation levels for other chief executive officers in high-technology firms within and outside the industry. The Committee compares this information to the relevant performance of such firms relative to the Company’s performance.

     Pursuant to the Compensation Committee Charter, to determine the CEO’s compensation, the Committee reviews corporate goals and objectives relevant to the CEO; evaluates the CEO’s performance in light of these goals and objectives; and, based on this evaluation, recommends the CEO’s compensation package for approval by the independent members of the Board, including any employment agreement, severance arrangement, change-in-control arrangement, equity grant, or special or supplemental employee benefit, and any material amendment to any of the foregoing, between the Company and the CEO.

     Stephen G. Newberry

     Mr. Newberry served as CEO of the Company during fiscal year 2006. The Company and Mr. Newberry entered into an employment agreement (the “Newberry Agreement”) effective January 1, 2003, which continues in effect pursuant to the automatic renewal provision therein. The terms of the Newberry Agreement are described above in the section entitled “Employment and Termination Agreements, Change-of-Control Arrangements, and Retirement Benefits.”

     The Newberry Agreement provides for a base salary at a rate to be set at least annually by the Board of Directors. During fiscal year 2006, the Committee recommended, and the Board approved, a base salary at an annualized rate of $710,000 for Mr. Newberry.

     Mr. Newberry is entitled to participate in the Company’s incentive bonus programs available to other senior executives. During fiscal year 2006, Mr. Newberry received incentive compensation totaling $944,568 for his performance in calendar year 2005, based on the achievement of certain specific goals and objectives for calendar year 2005, including corporate revenue, gross margin, operating profit, cash from operations, and market share targets. The Committee and the Board established such objectives in February 2005 for the first half of calendar year 2005, and then, after review of Mr. Newberry’s first-half performance in relation to the objectives, established additional objectives in August 2005 for the second half of calendar year 2005, so as to administer his incentive compensation in accordance with the Company’s 2004 Executive Incentive Plan and qualify it as “performance-based compensation” under Code Section 162(m). In February 2006, the Committee and the Board then reviewed and evaluated Mr. Newberry’s performance for the second half of 2005 and the entire calendar year. Mr. Newberry’s incentive compensation was determined by applying a numeric factor, derived from the degree to which his objectives were achieved, to his base salary, subject to review by the Committee and the Board as to the reasonableness of the quantitatively ascertained incentive compensation.

     With respect to Mr. Newberry’s potential annual incentive bonus compensation for calendar year 2006, the Compensation Committee and the Board are following the same process, as described above, of pre-establishing target objectives for the first half and second half of the calendar year and reviewing the CEO’s performance against those objectives, in order to determine the CEO’s annual incentive bonus. In addition, in February 2006, the Compensation Committee recommended, and the Board approved, target incentive amounts that might be paid to Mr. Newberry in fiscal year 2008 under the MYIP for calendar year 2006. See the “Executive Compensation And Other Information/Multi-Year Performance-Based Cash Incentive Program” section above for further information.

     No new stock options, RSUs, or other equity awards were granted to Mr. Newberry in fiscal year 2006.

Effect of Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code (“the Code”) generally limits the annual corporate deduction for compensation paid during the applicable year to certain executive officers to $1 million, unless the compensation qualifies as “performance-based” compensation under the Section 162(m) rules. To the extent compensation qualifies as “performance-based,” the employer company can deduct it without application of the $1 million limit established by Section 162(m). The Company anticipates that certain of the cash incentive compensation that may be earned by executive officers with respect to fiscal year 2006, in particular compensation that may become payable outside the limits of the 2004 EIP under the terms of the new MYIP, may not be fully deductible under Code Section 162(m). In the course of transitioning the Company’s executive compensation program since 2003 from a program that relied primarily on equity compensation to provide long-term incentives to a program that instead relies primarily on cash compensation, the Committee has considered the potential impact of Code Section 162(m) and desires over the long term to structure the Company’s compensation programs in a manner that will allow the Company to maximize its ability to deduct compensation in whatever form used to pay the Company’s executive officers. Accordingly, in order to permit it to deduct a greater portion of its executive compensation in future years, the Company submits herein for stockholder approval the amendment to the 2004 Executive Incentive Plan, which amendment will increase the amount of compensation paid thereunder that may qualify as performance-based compensation and so be fully deductible under Section 162(c), and the adoption of the 2007 Equity Plan, which is designed to allow for performance-based compensation qualifying under Section 162(m). See “Proposal No. 2 – Approval of Amendment of Lam 2004 Executive Incentive Plan,” and “Proposal No. 3 – Adoption of 2007 Equity Plan,” below. The Committee notes, however, that notwithstanding approval of such plans, it reserves the right to pay compensation that will not in fact be fully deductible by Lam if it determines from time to time in the future that doing so is in the best interests of the Company and its stockholders.

COMPENSATION COMMITTEE
Robert M. Berdahl
Richard J. Elkus, Jr.
Jack R. Harris
Patricia S. Wolpert

REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that might incorporate all or portions of future filings, including this Proxy Statement, the following Report of the Audit Committee shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Securities Act or the Exchange Act.

     Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements and the effectiveness of internal control over financial reporting of the Company, oversee the independence of the Company’s independent registered public accounting firm, appoint and provide for the compensation of the independent registered public accounting firm, and evaluate the performance of the independent registered public accounting firm. Pursuant to the Audit Committee Charter, the Audit Committee is also responsible for reviewing and approving, if appropriate, all related-party transactions. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee meets the independence requirements of NASDAQ. The Audit Committee consisted of Messrs. Arscott, Elkus, and Inman during the first half of fiscal year 2006, and of Directors Arscott, Inman, Lego, and Watanabe during the second half of fiscal year 2006. As of the date of this Proxy Statement, the Audit Committee consists of Directors Arscott, Inman, Lego, and Watanabe.

     Management has primary responsibility for the system of internal control and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements and the system of internal control over financial reporting based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). The Audit Committee has the responsibility to monitor and oversee these processes.

     In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

  reviewed and discussed the audited financial statements with Company management;

  reviewed and discussed with management its assessment of and report on the effectiveness of the Company’s internal control over financial reporting as of June 25, 2006, which management prepared using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal-Control Integrated Framework. The Committee also reviewed and discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, Ernst & Young LLP’s attestation report on management’s assessment of and report on the Company’s internal control over financial reporting;

  discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement of Auditing Standards No. 90, “Audit Committee Communications”;

  reviewed the written disclosures and the letter from Ernst & Young LLP, required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the independent registered public accounting firm its independence;

  based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended June 25, 2006, filed with the SEC; and

  instructed management and the independent registered public accounting firm that the Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
David G. Arscott
Grant M. Inman
Catherine P. Lego
Seiichi Watanabe

RELATIONSHIP WITH
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP has audited the Company’s consolidated financial statements since the Company’s inception.

Fees Billed by Ernst & Young LLP

     The table below shows the fees billed by Ernst & Young LLP for audit and other services provided to the Company in fiscal years 2006 and 2005.

	Fiscal Year	Fiscal Year
Services / Type of Fee	2006	2005
Audit Fees (1)	$2,137,000	$2,515,000
Audit-Related Fees (2)	136,000	21,000
Tax Fees (3)	—	—
All Other Fees (4)	—	5,000
TOTAL	$2,273,000	$2,541,000
____________________

(1)	Audit fees represent fees for professional services provided in connection with the audits of annual financial statements, reviews of quarterly financial statements, and audit services related to other statutory or regulatory filings or engagements. In addition, audit fees include those fees related to Ernst & Young LLP’s audit of the effectiveness of the Company’s internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act.

(2)	Audit-related fees consist of assurance and related services that are reasonably related to the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.”

(3)	Tax fees represent fees for services primarily related to international tax compliance.

(4)	All other fees relate principally to fees for subsidiary-related services.

     The Audit Committee reviewed summaries of the services provided by Ernst & Young LLP and the related fees during fiscal year 2006 and has determined that the provision of non-audit services was compatible with maintaining the independence of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

     It is the responsibility of the Audit Committee to approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Rules and Regulations of the SEC, all professional services, to be provided to the Company by its independent registered public accounting firm, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption.

     It is the policy of the Company that the Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, consistent with the criteria set forth in the Audit Committee Charter and applicable laws and regulations. The Committee has delegated to the Chair of the Committee the authority to pre-approve such services, provided that the Chair shall report any decision on his part to pre-approve such services to the full Audit Committee at its next regular meeting. These services may include audit services, audit-related services, tax services, and other services. The independent registered public accounting firm and Company management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm pursuant to any such pre-approval.

COMPARATIVE STOCK PERFORMANCE

     The following graph and table compare the cumulative total stockholder return on the Company’s Common Stock (“LRCX”) with the cumulative total return on The NASDAQ Stock Market Index® (U.S. companies only) and the Research Data Group (“RDG”) Semiconductor Composite Index (“RDG Index”) over the last five fiscal years (July 1 to June 30 for purposes of this graph and table). The graph and table assume an investment of $100 in LRCX and in each index on July 1, 2001, and that dividends, if any, were reinvested. The graph and table depict the change in value of LRCX in relation to the indices as of June 30th of each year (and not for any interim or other period). The stock price performance shown on the graph and table below is not necessarily indicative of future price performance. The graph and table below have been furnished by RDG. Information about The NASDAQ Stock Market Index and the RDG Index can be found at www.nasdaq.com and www.researchdatagroup.com, respectively.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
AMONG LAM RESEARCH CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND THE RDG SEMICONDUCTOR COMPOSITE INDEX

* $100 invested on 6/30/01 in stock or index, including reinvestment of dividends.
Fiscal year ending June 30.

		Cumulative Total Return ($$)
		($100 Initial Investment)
		As of June 30
	2001	2002	2003	2004	2005	2006
Lam Research Corporation	100.00	60.64	61.59	90.39	97.64	157.57
NASDAQ Stock Market (U.S.)	100.00	70.34	78.10	98.58	99.24	105.85
RDG Semiconductor Composite	100.00	67.27	61.76	81.32	76.71	77.46

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

     The following table provides information as of June 25, 2006, regarding securities authorized for issuance under the Company’s equity compensation plans. The equity compensation plans of the Company include the 1991 Stock Option Plan, the 1996 Performance-Based Restricted Stock Plan, the 1997 Stock Incentive Plan, the 1999 Stock Option Plan, and the 1999 Employee Stock Purchase Plan.

Number of
	Securities to		Number of Securities
	be Issued Upon	Weighted-Average	Remaining Available for
	Exercise of	Exercise Price	Future Issuance Under
	Outstanding	of Outstanding	Equity Compensation
	Options, Warrants,	Options, Warrants,	Plans (excluding securities
Plan Category	and Rights	and Rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by
security holders	968,436 (1)	$17.00	10,746,915 (2)
Equity compensation plans not
approved by security holders	5,605,014 (3)	$20.66	2,513,709
Total	6,573,450	$20.04	13,260,624
____________________

(1)	Includes shares issuable under the Company’s 1997 Stock Incentive Plan (the “1997 Plan”). The 1997 Plan was adopted by the Board in May 1997 and approved by the stockholders of the Company in August 1997. In October 2002, the Board amended the 1997 Plan to provide for the issuance of restricted stock unit awards, allow all 1997 Plan participants to participate in exchanges of stock options previously permitted under the 1997 Plan, and provide that vesting of restricted stock, deferred stock, performance share and restricted stock unit awards would be determined by the Administrator of the Plan at the time of the award grant.

Pursuant to the provisions of the 1997 Stock Incentive Plan approved by Lam’s stockholders, the number of shares reserved for issuance under the plan will automatically be increased each calendar quarter if and to the extent necessary to provide that the ratio of (a) the number of shares reserved for issuance under all of Lam’s stock-based incentive plans to (b) the total number of shares of Lam Common Stock outstanding on a fully-diluted basis will be equal to 18.5%; provided, that the number of shares reserved for issuance under the Lam 1997 Stock Plan will in no event exceed fifteen million shares. During fiscal year 2006, there were no additional amounts reserved for issuance.

(2)	Includes 3,313,227 shares available for future issuance under the 1999 Employee Stock Purchase Plan (“1999 ESPP”). This number does not include shares that may be added to the 1999 ESPP share reserve in the future in accordance with the terms of the 1999 ESPP, as amended.

(3)	Includes shares issuable under the Company’s 1999 Stock Option Plan (the “1999 Option Plan”). The 1999 Option Plan reserves for issuance up to 27,500,000 shares of the Company’s Common Stock.

The 1999 Option Plan was adopted by the Board as of November 5, 1998 (the “Effective Date”) and amended and restated as of October 16, 2002 and November 7, 2002. All directors, officers and employees of Lam and its designated subsidiaries, as well as consultants, advisors or independent contractors who provide valuable services to the Company or such subsidiaries, are eligible to participate in the 1999 Option Plan.

Nonstatutory stock options, deferred stock, restricted stock, performance shares, and restricted stock unit awards (collectively, the “Awards”) may be granted under the plan. Stock options granted under the 1999 Option Plan must have an exercise price that is not less than the fair market value of the Company’s Common Stock on the date of the grant. The Administrator shall determine the participants to whom Awards shall be granted and the terms of such Awards. The 1999 Option Plan terminates ten years from the Effective Date.

In the event of a corporate transaction such as a change of control, the 1999 Option Plan provides that each outstanding Award shall be assumed, or an equivalent Award substituted, by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Award or substitute an equivalent Award, subject to limitations that may be placed on an Award on the date of grant, outstanding Awards shall accelerate and become fully exercisable.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT OF THE
LAM 2004 EXECUTIVE INCENTIVE PLAN

     On August 14 and 15, 2006, the Compensation Committee and the Board of Directors, respectively, adopted, subject to stockholder approval, an amendment (the “Amendment”) to the Lam 2004 Executive Incentive Plan, as amended (the “Executive Incentive Plan”). The Amendment increases the limit on the aggregate amount of cash awards paid under the Executive Incentive Plan to any one participant in respect of specified performance goals for any twelve-month measurement period from $2,000,000 to $12,000,000 (such limit subject to proportionate adjustment in the event of a performance period that is shorter or longer than one year). The amended Executive Incentive Plan, attached to this Proxy Statement as Appendix B, is proposed to be effective for measurement periods beginning on or after November 3, 2006, and ending on or prior to November 2, 2010, and specifically as applied to cash awards, shall be effective for awards accrued for financial statement purposes for measurement periods beginning on or after November 3, 2006.

     The Executive Incentive Plan provides for a non-exclusive performance-based incentive compensation structure under which performance bonuses may become payable to selected members of Lam’s senior management upon the Company’s achievement of specified corporate, financial or other business goals. The Compensation Committee and the Board believe it is in the best interests of Lam and its stockholders for the Company to have a stockholder-approved bonus plan such as the Executive Incentive Plan that allows Lam both to provide members of senior management with a strong incentive to meet or exceed specified financial and business goals and to be able to fully deduct for U.S. federal corporate income tax purposes amounts paid under such plan in connection with providing these incentives. Specifically, Lam seeks stockholder approval of the Amendment to fulfill one of the requirements to qualify amounts paid under the plan for a corporate income tax deduction under Code Section 162(m), which statute could otherwise limit the amount Lam may deduct with respect to compensation paid to certain executive officers.

     To the extent the stockholders do not approve the Amendment, the Executive Incentive Plan will remain unchanged from the plan terms approved by the stockholders in November 2005 and the operative limit on the amount of cash awards that may be paid under the plan in a given year will continue to be $2 million.

BACKGROUND

     General Information about the Executive Incentive Plan. The Executive Incentive Plan was initially adopted by Lam’s stockholders in November 2003 and became effective for periods beginning on or after December 29, 2003. The Executive Incentive Plan was amended by Lam’s stockholders in November 2005 to (i) allow the Company to issue performance-based stock awards in addition to cash payments, (ii) provide that the independent members of the Board shall be entitled to review and approve the Compensation Committee’s determinations of awards to be paid to Lam’s Chief Executive Officer and Executive Chairman, (iii) provide the Compensation Committee discretion to designate members of senior management eligible to participate in the Executive Incentive Plan, and (iv) to revise the business criteria that the Compensation Committee can select from in establishing the business goals that must be achieved for a participant to earn an award under the Executive Incentive Plan.

     Lam currently operates two incentive compensation programs under its Executive Incentive Plan. The first such program (the “Annual Incentive Program”) is described above under the “Compensation Components/Annual Incentive” of the Compensation Committee Report, and the second program (the “Multi-Year Incentive Program” or “MYIP”) is described above in the section of this Proxy Statement entitled “Executive Compensation And Other Information/Multi-Year Performance-Based Cash Incentive Program.” Amounts that might be paid under the Executive Incentive Plan in years following an approval of the Amendment submitted in this Proposal No. 2 under the Annual Incentive Program, the MYIP or any other program established by Lam hereafter are not determinable at this time and will depend on

Compensation Committee actions and the Company’s achievement of performance goals as of various future dates. Additional information about the amount of awards made under the Annual Incentive Program and the MYIP are set forth at the end of this Proposal.

     Description of the Amendment. The Amendment increases the amount of cash awards that may be paid to any one participant in respect of achievement of specified performance goals for any twelve-month measurement period to $12,000,000 (the “Amended Cash Limit”). Currently, the Executive Incentive Plan allows for cash awards to be paid to any one participant in a calendar year under the Executive Incentive Plan not in excess of $2,000,000 (the “Existing Cash Limit”). Under the terms of the Amendment, the Amended Cash Limit would be increased or decreased proportionately if the Compensation Committee establishes a measurement period that is shorter or longer than one year, so that, for example, if the Compensation Committee established a two-year measurement period, the limitation applicable to the two-year period would be $24 million, or if it established a six-month measurement period, the limitation would be $6 million. To the extent that Lam operates more than one compensation program at a time under the Executive Incentive Plan, as it currently does with respect to a portion of each of the Annual Incentive Program and the MYIP, the aggregate amount payable to any individual with respect to a given twelve-month period under all such programs operated under the Executive Incentive Plan must not exceed the Amended Cash Limit (again, with proportionate adjustments made for performance periods that are longer or shorter than one year). In addition, to the extent a participant elects under the Lam Elective Deferred Compensation Plan to defer receipt of any portion of an award made under the Executive Incentive Plan, or to the extent the structure of an award requires payment of an amount earned with respect to a given measurement period after the end of the measurement period, then such later payment will not affect the application to such participant of the plan’s annual limit set forth above. Measurement periods used under the Executive Incentive Plan, if this Proposal is approved, may commence on or after November 3, 2006 and must end on or prior to November 2, 2010.

     The actual amendment proposed to be made to the Executive Incentive Plan restates the second sentence of the second paragraph of Section 7 of the Executive Incentive Plan to read as follows:

“Cash awards paid to any one participant under the Plan in respect of performance goals for any twelve-month measurement period shall not exceed $12,000,000; provided however that (a) in the event a measurement period of longer or shorter duration than twelve-months, this limit will be increased or decreased, respectively, on a proportionate basis; (b) receipt by a participant of payment until a later period of an award amount earned with respect to a measurement period, either through elective deferral by the participant or a deferral included as part of the award structure, shall not affect application of the above cash limit to the participant during the later period; and (c) measurement periods used under the Plan may commence on or after November 3, 2006 and must end on or prior to November 2, 2010.”

     Increasing the Executive Incentive Plan’s Existing Cash Limit is intended to support and help achieve the compensation policies set by the Compensation Committee by increasing the amount of performance-based cash bonuses that Lam may pay on a fully-deductible basis under federal corporate income tax law. As a result of recent and ongoing changes to the technical rules and market practices affecting executive compensation, the Compensation Committee has determined that it is appropriate for Lam to have flexibility in making compensation awards to its senior management and desires to have the ability to make either equity or cash awards, or a combination thereof, in a manner that it believes will provide the best incentives to Lam’s executive officers to manage the Company and its business in a way that maximizes long-term stockholder value. The Compensation Committee believes that the amount of cash that can be awarded as long-term, performance-based incentives on a deductible basis under applicable tax law should approximately equal the value of long-term equity awards, such as options and restricted stock or restricted stock unit awards, that Lam might otherwise grant to its officers during any period in which it chooses to implement a cash-based compensation structure, and that the current annual cash limit of $2 million is not adequate for this purpose. By increasing the amount payable under the Executive Incentive Plan, the Compensation Committee is not seeking to change its compensation policy or to pre-determine the amount of compensation it may pay in future periods, but rather to increase the tools at its disposal to implement that policy. The “Report of the Compensation Committee” contained elsewhere in this Proxy Statement provides further information regarding Lam’s compensation policies and practices.

     The above restatement of the Existing Cash Limit is the only change that the proposed amendment makes to the Executive Incentive Plan.

     Code Section 162(m). In general, Code Section 162(m) may limit the amount of compensation paid in a given year by a public company such as Lam to its named executive officers that the company may deduct for federal income tax purposes. Specifically, Section 162(m) provides that compensation paid to each such person in excess of $1 million in a taxable year is not generally deductible unless such compensation qualifies as “performance-based” under Section 162(m), in which case the amount so qualifying does not count against the $1 million limitation.

     One of the requirements of “performance-based” compensation under these tax rules is that the material terms of the performance goal(s) under which the compensation may be paid must be disclosed to and approved by the company’s stockholders. For purposes of Section 162(m), the material plan terms include the employees eligible to receive the compensation, a description of the performance goals upon achievement of which the compensation may be paid, and the maximum amount of compensation that can be paid to an employee under the plan if the performance goal is achieved. The Amendment affects only the maximum amount of compensation that can be paid with respect to a year to an employee if the performance goal(s) are achieved under the Executive Incentive Plan and, although other aspects of the Executive Incentive Plan are discussed below, stockholder approval of the Amendment will be deemed to constitute approval only of the increase in the annual cash limit from the Existing Cash Limit to the Amended Cash Limit.

     Stockholder approval of the Executive Incentive Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts payable under the plan to qualify for the “performance-based” compensation exception under the rule and submission of the Amendment to stockholder approval cannot be a guarantee that all amounts paid under the Executive Incentive Plan will in fact be deductible by Lam or that Lam will utilize the Executive Incentive Plan for compensation paid.

DESCRIPTION OF THE 2004 EXECUTIVE INCENTIVE PLAN

     The following is a summary of certain important features of the amended Executive Incentive Plan, which is qualified in its entirety by reference to the full text of the Executive Incentive Plan, as proposed to be amended by this Proposal No. 2, which is attached to this Proxy Statement as Appendix B.

     Administration. The Compensation Committee administers the Executive Incentive Plan. The Compensation Committee is composed of at least two “outside directors” as defined under Section 162(m) and, therefore, is intended to be a qualifying compensation committee as required under the Section 162(m) rules. For each incentive compensation measurement period, the Compensation Committee selects the participants from among the senior management of the Company. The Compensation Committee also determines the business criteria, performance goals, and incentive compensation formula (generally including a target incentive compensation amount for each participant) that will be used to determine the incentive amount, if any, earned by each participant for the incentive compensation measurement period. The Compensation Committee makes these determinations no later than 90 days after the beginning of the incentive compensation measurement period, but in any case on or before 25% of the measurement period has elapsed and while the performance outcome is substantially uncertain. The Compensation Committee also determines the incentive compensation amount to be paid to each participant based on the attainment of the previously established performance goals, with the Compensation Committee having the ability to decrease (but never increase) the amount actually to be paid upon achievement of such goals. The Executive Incentive Plan provides that the Compensation Committee’s determinations are final and binding on all participants; provided that with respect to Lam’s Chief Executive Officer and Executive Chairman, the independent members of the Company’s Board shall be entitled (but are not required) to review and approve the Compensation Committee’s determinations.

     Eligibility. All senior management of the Company are eligible to be selected for participation. For purposes of the Executive Incentive Plan, senior management are currently defined as all officers who are subject to Section 16(a) of the Exchange Act and any other officer designated as eligible by the Compensation Committee. Although other officers are eligible to be granted awards under the Executive Incentive Plan, the Company expects to use the Executive Incentive Plan primarily for its Section 16 officers. At the end of fiscal year 2006, six officers of the Company were subject to Section 16(a).

     Maximum Potential Incentive Compensation Awards. The Amendment provides for an increase in the $2 million Existing Cash Limit to the $12,000,000 Amended Cash Limit (subject to proportionate adjustment as described above in the event of performance periods that are shorter or longer than one year). The Executive Incentive Plan also sets 300,000 shares (the “Share Limit”) of common stock or restricted stock units as the maximum number of shares that may be issued to any participant in any calendar year under the plan. The Share Limit, which is subject to adjustment in the event of a stock dividend, stock split, extraordinary cash dividend or similar recapitalization of the Company, is not affected by the Amendment. In addition, the Share Limit is separate from the limit imposed under the Executive Incentive Plans to cash awards, and the cash-based limit and the share-based limit do not restrict each other. In other words, if Lam were to make a performance-based share award under the Executive Incentive Plan, it could also award 300,000 shares to a participant in the relevant calendar year. Similarly, a performance-based share award made to a participant in a given year would not reduce below the applicable cash limit the amount of performance-based cash awards that could be made under the plan to the participant in that year.

     Term of Executive Incentive Plan. Lam may grant compensation intended to qualify for the Section 162(m) exception for performance-based compensation under the Executive Incentive Plan, as amended by the Amendment, for measurement periods that begin on or after November 3, 2006, and that end on or prior to November 2, 2010. Thereafter, for amounts paid under the Executive Incentive Plan to continue to be eligible to qualify as performance-based compensation, Lam would be required to obtain stockholder approval of certain of the terms of the Executive Incentive Plan.

BUSINESS CRITERIA ON WHICH PERFORMANCE GOALS MAY BE BASED

     Incentive compensation amounts or grants earned under the Executive Incentive Plan are determined based on the Company’s achievement, over the incentive compensation measurement period, of established business goals that are long-term determinants of stockholder value. In establishing incentive compensation terms under the Executive Incentive Plan for any given incentive compensation measurement period, the Compensation Committee may select only from business criteria specified in the Executive Incentive Plan that have been approved by the stockholders. Based upon the approval given by the stockholders at the annual stockholders meeting in November 2005, the Compensation Committee is empowered under the Executive Incentive Plan to select from the following list of business criteria:

  Return on equity: total capital, assets, or invested capital.

  Stockholder return, actual or relative to an appropriate index (including share price, market capitalization, or market share).

  Actual or growth of revenue, orders, operating income, or net income (with or without regard to amortization/impairment of goodwill).

  Free cash flow generation.

  Operational performance, including assets turns, revenue per employee, days sales outstanding, and inventory turns.

  Individually designed goals and objectives that are consistent with the participant’s specific duties and responsibilities and that are designed to improve the financial performance of the Company or a specific division or affiliate. The goals and objectives shall also be derived from and consistent with the operating plan of the Company, division, or affiliate for the particular year to which the participant’s performance is measured.

ADDITIONAL TERMS AND CONDITIONS OF THE EXECUTIVE INCENTIVE PLAN

     Requirement of Continued Employment. In general, an eligible employee must be continuously employed by the Company for the entire incentive compensation measurement period to be a participant. However, unless the Committee determines in its sole discretion that payment is not appropriate, if the employment of a participant ends by reason of the death, disability, or termination of employment, the participant shall be paid a pro rata portion of the incentive compensation award, if any (as determined in the discretion of the Compensation Committee), that otherwise would have been payable under the Executive Incentive Plan. In addition, the Compensation Committee may include an eligible employee hired after the commencement of an incentive compensation measurement period for the remaining portion of the incentive compensation measurement period.

     Impact of Certain Acquisitions. Unless otherwise specified by the Compensation Committee in its establishment of incentive compensation criteria for a given incentive compensation measurement period, if the Company or its affiliates consummate one or more acquisitions that, individually or in the aggregate, constitute a “triggering acquisition” (“Triggering Acquisition”), the incentive compensation measurement period will be terminated early and pro-rated incentive compensation awards will be paid or granted based on the degree of attainment of the performance goals during the shortened incentive compensation measurement period. A Triggering Acquisition is an acquisition in which the acquired entity’s operating earnings for the four calendar quarters before the acquisition is equal to 10% or more of the pro-forma operating earnings for the combined entities for the same period.

     Incentive Compensation Adjustments. The Compensation Committee may adjust actual incentive compensation awards for a participant under the Executive Incentive Plan to the extent that doing so will not cause any part of that participant’s incentive compensation to become nondeductible to the Company. In no event will the Compensation Committee use its discretion to increase the amount of bonus that may be paid to a participant upon achievement of the applicable performance goals.

     Amendment and Termination. The Compensation Committee may amend or terminate the Executive Incentive Plan on a prospective basis at any time. The Compensation Committee may not, however, amend or terminate the Executive Incentive Plan so as to increase, reduce, or eliminate incentive compensation payable under the Executive Incentive Plan retroactively. The Compensation Committee also does not have the power to amend the Executive Incentive Plan in any fashion that would cause the Executive Incentive Plan to fail to qualify as performance-based compensation with respect to any “covered employee” under Section 162(m) of the Code.

STOCK AWARDS GRANTED PURSUANT TO THE EXECUTIVE INCENTIVE PLAN

     Lam may grant stock awards under the Executive Incentive Plan from and in such forms permitted under the Company’s (i) 1997 Stock Incentive Plan (the “1997 Plan”), (ii) 1999 Stock Option Plan (the “1999 Plan”), and (iii) any stock option or equity incentive plan adopted by the Company’s Board of Directors and approved by its stockholders in the future, including the 2007 Stock Plan, if adopted by the Lam stockholders (see “Proposal No. 3 - Approval of the Lam 2007 Stock Incentive Plan” below). Currently, an aggregate of 6,090,013 shares of our common stock is reserved and to be issued under the 1997 Plan and the 1999 Plan (the “Prior Plans”). As of September 15, 2006, 9,903,354 shares of common stock remain available for future issuance under the Prior Plans. If the 2007 Stock Plan is approved by the stockholders, 15,000,000 shares of common stock will be reserved for future issuance under the 2007 Stock Plan, Lam will no longer grant stock awards under the Executive Incentive Plan from the available shares under the Prior Plans and any issuance of stock awards in connection with an Executive Incentive Plan award will be issued from the 2007 Stock Plan. If the stockholders do not approve the 2007 Stock Plan, then any issuance of stock awards in connection with an Executive Incentive Plan award will be issued from the Prior Plans. As described above, the Executive Incentive Plan provides a Share Limit of 300,000 shares of common stock or restricted stock units that may be issued to any participant in any calendar year under the plan, which limit is not affected by the Amendment.

     A summary of the terms of the 2007 Stock Plan is provided below in “Proposal No. 3 - Approval of the Lam 2007 Stock Incentive Plan” in this Proxy Statement, and a copy of the 2007 Stock Plan is attached hereto as Appendix C. Stock awards granted under the 2007 Stock Plan, including stock options and stock appreciation rights, may also separately qualify as performance-based compensation under Section 162(m) and will not be considered as granted under the Executive Incentive Plan or aggregated with the Share Limit. As such, separate and additional Section 162(m) limits on the number of shares granted under the 2007 Stock Plan apply to awards granted thereunder, which limits are further described in Proposal No. 3. Copies of the 1997 Plan and the 1999 Plan are attached as exhibits to Lam’s current report filed on Form 8-K dated June 26, 2005 and Lam’s registration statement on Form S-8 filed with the SEC on August 28, 2005, respectively, available on the web site of the SEC at www.sec.gov.

     To date, Lam has not granted any performance-based awards under the Executive Incentive Plan that it intends to satisfy with stock awards.

NON-EXCLUSIVITY

     Nothing contained in the Executive Incentive Plan prevents the Board from adopting other or additional compensation arrangements that provide for bonuses or other forms of compensation for Lam’s executive officers, directors or other employees regardless of stockholder approval of the Executive Incentive Plan. Such other arrangements may or may not qualify for deductibility under Section 162(m) of the Code and may be either applicable only for specific executives, directors or employees or may be generally applicable. However, for payments under the Executive Incentive Plan to qualify as performance-based compensation under Section 162(m), any such other or additional compensation arrangements may not be designed to provide Executive Incentive Plan participants all or part of the compensation they would receive under the Executive Incentive Plan regardless of whether the applicable performance goal is attained.

FEDERAL INCOME TAX CONSIDERATIONS

     All amounts paid pursuant to the Executive Incentive Plan constitute taxable income to the employee when received. If an employee elects to defer a portion of an Executive Incentive Plan bonus, he or she may be entitled to defer receipt of the bonus payment and the recognition of income to a later year. Generally, and subject to Section 162(m), Lam will be entitled to a federal income tax deduction when amounts paid under the Executive Incentive Plan are included in employee income. Subject to stockholder approval of the Amendment, the failure of any aspect of the Executive Incentive Plan to satisfy Section 162(m) will not void any action taken by the Compensation Committee under the plan.

     As discussed more fully above, stockholder approval of the Executive Incentive Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts payable under the plan to qualify for the “performance-based” compensation exception and Lam cannot be a guarantee that in practice it will be able to deduct all amounts paid under the Executive Incentive Plan.

     The foregoing is only a brief summary of the federal income tax consequences for participants and Lam with respect to operation of the Executive Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in connection with a participant’s death or under any tax law other than U.S. federal income tax law.

2004 Executive Incentive Plan Benefits

     Applicable proxy rules require disclosure of the amounts of compensation under the amended Executive Incentive Plan to be paid in fiscal year 2007 or, if such amounts are not determinable, the amounts that would have been paid in fiscal year 2006 had the amended Executive Incentive Plan been in effect in fiscal year 2006. The Executive Incentive Plan provides for a range of business criteria upon which performance objectives can be based, and the mix of factors used in establishing incentive compensation goals for senior management, both individually and collectively, may be changed from time to time. Therefore, neither the amount that will be paid in fiscal year 2007 nor the amount that would have been paid in 2006 had the plan been operated during that year as proposed to be amended can be determined at this time. We provide the following information about awards under the Annual Incentive Program and the MYIP because they are the two programs Lam currently operates, in part, under the Executive Incentive Plan.

     The following table shows the amounts of incentive awards made under the Company’s Annual Incentive Program during fiscal year 2006. Of the amounts listed below, only the amounts paid to Messrs. Bagley and Newberry were paid under the current Executive Incentive Plan. However, in conjunction with the establishment of the Company’s multi-year performance-based cash incentive program (MYIP) with respect to calendar year 2006, the Company expects that Annual Incentive Program awards payable to executive officers would also be paid under the Executive Incentive Plan as it is proposed to be amended. Accordingly, all Annual Incentive Program awards paid to the Company’s named executive officers during fiscal year 2006 are set forth below.

Name and Position	Dollar Value
James W. Bagley,	$843,700
Executive Chairman
Stephen G. Newberry,	$944,568
Chief Executive Officer & President
Martin B. Anstice,	$350,437
Chief Financial Officer and Group Vice President
Nicolas J. Bright,	$494,236
Executive Vice President, Regional Business & Global Products
Ernest E. Maddock,	$362,135
Group Vice President, Global Operations
Executive Group (1)	$3,215,676
Non-Executive Director Group	(2)
Non-Executive Officer Employee Group	(3)

     In addition, the maximum amount that may be paid to any one individual with respect to the 2006 MYIP is $8.125 million.
____________________

(1)	Performance-based incentive compensation may also be awarded to executive officers outside of the Executive Incentive Plan; such compensation was paid to executive officers other than Messrs. Bagley and Newberry in fiscal year 2006. See the “Executive Compensation and Other Information” section, above.

(2)	Non-executive directors are not eligible to participate in the Executive Incentive Plan.

(3)	Annual Incentive Program payments were not made during fiscal 2006 under the Executive Incentive Plan to persons who are not current executive officers.

     Approval of Proposal No. 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented and voting on such Proposal at the Annual Meeting. Unless marked otherwise, proxies received will be voted “FOR” the approval of the proposed amendment of the 2004 Executive Incentive Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
“FOR” THE APPROVAL OF THE AMENDMENT OF THE
LAM 2004 EXECUTIVE INCENTIVE PLAN.

PROPOSAL NO. 3
APPROVAL OF THE
LAM 2007 STOCK INCENTIVE PLAN

     On August 15, 2006, the Board approved the Lam 2007 Stock Incentive Plan (the “2007 Stock Plan”) under which 15,000,000 shares of common stock will be reserved for issuance (approximately 10.6% of the outstanding shares as of September 15, 2006). The Board adopted the 2007 Stock Plan because its current stockholder-approved equity plan, the 1997 Stock Incentive Plan, will expire in August 2007, and the Board believes Lam should continue to have a stockholder-approved equity compensation plan in order to make equity compensation awards to attract and retain employees, executive officers, directors and other service providers. The 2007 Stock Plan will not become effective unless and until it is approved by Lam’s stockholders. If the stockholders approve the 2007 Stock Plan, this approval is intended to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code, as amended, (the “Code”), so as to permit Lam to deduct under federal income tax law certain amounts paid under the plan to executive officers that might otherwise not be deductible, and to permit Lam to grant “incentive stock options” eligible for special tax treatment under Code Section 422.

     If the 2007 Stock Plan is approved by the stockholders, the Company will cease granting awards under its 1999 Stock Option Plan and 1997 Stock Incentive Plan (collectively the “Prior Plans”). If the 2007 Stock Plan is not approved by the stockholders, the Prior Plans will continue in operation pursuant to their terms. See the section “Securities Authorized for Issuance Under Equity Incentive Plan” for more information about the Prior Plans.

     The material terms of the 2007 Stock Plan include the following:

  the types of awards that may be granted are stock options (including incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, deferred stock, stock appreciation rights (SAR’s), performance shares, phantom stock and other similar types of awards;

  the maximum number of shares of common stock that will be available for issuance under the 2007 Stock Plan is 15,000,000 shares;

  shares subject to awards that are canceled, forfeited, repurchased or otherwise expire (including with respect to any shares that have been issued under an award) will be available for re-grant or re-issuance under the 2007 Stock Plan;

  if an awardee pays the exercise or purchase price of an award through the withholding or tendering of shares or if award shares are withheld or tendered to satisfy applicable withholding obligations, the number of shares tendered or withheld shall become available for re-grant or re-issuance under the 2007 Stock Plan;

  the exercise or purchase price of an option or stock award (including the grant date fair market value that applies to a stock appreciation right) may not be reduced without stockholder approval (other than in connection with certain changes in Lam's capitalization such as stock splits, as further described below);

  no employee may be granted, in any fiscal year under the 2007 Stock Plan, options or SARs covering more than 1,000,000 shares, except that, in connection with his or her initial employment with Lam, an employee may be granted options or SARs covering up to an additional 1,000,000 shares;

  no employee may be granted stock awards, such as restricted stock, deferred stock, restricted stock units, performance shares, phantom stock or similar types of stock awards, in any fiscal year under the 2007 Stock Plan covering more than 300,000 shares;

  in the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, extraordinary cash dividend or similar change to the capital structure of the Company (not including a change of control), the Board or committee shall make appropriate adjustments to preserve the proportionate value of awards or the 2007 Stock Plan to (1) the number and type of shares that may be granted subject to awards granted under the 2007 Stock Plan, (2) the number and type of shares that may be granted to any employee under the 2007 Stock Plan, (3) the terms of any stock appreciation right, (4) the purchase price or repurchase price of any stock award, (5) the exercise price and number and class of securities issuable under each outstanding option, and (6) the repurchase price of any securities substituted for award shares that are subject to repurchase rights;

  stockholder approval is required for certain types of amendments to the 2007 Stock Plan;

  the 2007 Stock Plan permits the grant of awards intended to qualify as “performance-based compensation” under Code Section 162(m), and awards may be granted under the 2007 Stock Plan to satisfy Lam’s obligations under performance-based awards it makes under its 2004 EIP (see Proposal No.2 - Approval of Amendment to Lam 2004 Executive Incentive Plan); and

  the 2007 Stock Plan will terminate in 2017 unless it is extended or terminated earlier pursuant to its terms.

SUMMARY OF THE 2007 STOCK PLAN

     General. The purpose of the 2007 Stock Plan is to enhance the long-term stockholder value of Lam by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock appreciation rights and stock awards, including restricted stock, deferred stock, restricted stock units, performance shares, phantom stock and similar types of awards, may be granted under the 2007 Stock Plan. Options granted under the 2007 Stock Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-statutory stock options.

     Administration. The 2007 Stock Plan may be administered by the Board, a committee of the Board, or an employee of the Company or an affiliate delegated by the Board or the Board committee in accordance with the terms of the 2007 Stock Plan (as applicable, the “Administrator”).

     Eligibility. Awards may be granted under the 2007 Stock Plan to employees, including officers, directors and consultants of Lam and its affiliates. Incentive stock options may be granted only to employees of Lam or its affiliates. There are approximately 3,000 employees and consultants and nine non-employee directors eligible to receive awards under the 2007 Stock Plan. The Board or committee, in its discretion, selects the employees, directors and consultants to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

     Section 162(m) Limitations. Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid in a year to the company’s Chief Executive Officer or any of the four other most highly compensated officers. Stock options and other awards pursuant to which the recipient’s compensation is based solely on the appreciation of the value of the underlying shares from the date of grant until the date of the income recognition event may qualify as performance-based compensation if the company satisfies certain requirements in connection with the plan under which the awards are granted. Among other requirements, the plan must be stockholder-approved and must contain a limit on the number of shares that may be granted to any one individual under the plan during a specified period. Accordingly, the 2007 Stock Plan provides that no employee may be granted options or stock appreciation rights covering more than 1,000,000 shares in any fiscal year, except that an employee may be granted options or stock appreciation rights covering up to an additional 1,000,000 shares in connection with his or her initial employment with Lam. In addition, no employee may be granted stock awards (other than options or stock appreciation rights) in any fiscal year under the 2007 Stock Plan covering more than 300,000 shares. The 2004 Executive Incentive Plan authorizes the use of stock awards to satisfy the Company’s obligations under that plan and imposes a limit of 300,000 shares that may be granted under such an arrangement to an employee in any calendar year. As the shares to fund stock award grants under the 2004 Executive Incentive Plan will come from the 2007 Stock Plan, if it is adopted, the 300,000 share limit in each plan will operate in a given calendar year in a cumulative manner with each other. The 1,000,000 and 2,000,000 share limit applicable to options and stock appreciation rights in the 2007 Stock Plan described above will not operate in a cumulative manner with the 300,000 share stock award limit in either the 2007 Stock Plan or the 2004 Executive Incentive Plan.

     Additional requirements apply to certain forms of compensation, such as stock awards, in order for them to qualify as performance-based compensation, including a requirement that payment of the value of the awards be contingent upon achievement of performance goals that are established in a manner specified under Section 162(m) of the Code. The 2007 Stock Plan permits Lam to issue awards incorporating performance objectives called “objectively determinable performance conditions.” (See “Objectively Determinable Performance Conditions” below.)

     Stockholder approval of this proposal will constitute stockholder approval of the share limitations as well as of the objectively determinable performance conditions for Section 162(m) purposes. Although the Company seeks stockholder approval of the 2007 Stock Plan in a manner that will allow awards granted thereunder to qualify as performance-based compensation under Section 162(m), it does not guarantee that awards granted hereunder will so qualify and the Company from time to time may choose to grant awards that cannot so qualify.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between Lam and the optionee and is subject to the following additional terms and conditions.

     Exercise Price. The Board or committee determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option or a nonstatutory stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted; provided that the exercise price of an incentive stock option granted to an employee who holds more than 10% of the voting stock of Lam may not be less than 110% of the fair market value of the common stock on the date the option is granted. However, Lam may grant options with exercise prices equal to less than the fair market value of our common stock on the date of grant in connection with an acquisition by Lam of another company. The fair market value of our common stock is the closing price for the shares as quoted on the Nasdaq Global Select Market as of the applicable date. As of September 15, 2006, the closing price of our common stock was $41.57 per share. No option may be repriced to reduce the exercise price of such option without stockholder approval (except in connection with a change in Lam’s capitalization—see “Adjustments upon Changes in Capitalization, Change of Control or Dissolution” below).

     Exercise of Option; Form of Consideration. The Board or committee determines when options vest and become exercisable and in its discretion may accelerate the vesting of any outstanding option. With limited exceptions, Lam’s standard vesting schedule applicable to options granted to employees has been quarterly or annual vesting over vesting periods from one year to four years. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2007 Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of Lam (with some restrictions), broker assisted same-day sales, cancellation of debt, in certain circumstances a delivery of stock for any net appreciation in the shares at the time of exercise over the exercise price, any other form of consideration permitted by applicable law and the Administrator, or any combination thereof.

     Term of Option. The term of an option may be no more than ten years from the date of grant; provided that the term of an incentive stock option granted to a stockholder who holds more than 10% of the voting stock of Lam may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

     Termination of Employment. If an optionee’s employment terminates for any reason other than cause, death or disability, then options held by the optionee under the 2007 Stock Plan generally will be exercisable to the extent they are vested on the termination date for a period of 90 days (or such other period set by the

Administrator) after the termination but not after the expiration date. If an optionee’s employment terminates for cause, then all options held by the optionee under the 2007 Stock Plan terminate immediately upon the optionee’s termination. The Administrator has the authority to extend the period of time for which an award is to remain exercisable following an awardee’s termination (taking into account limitations and consequences under the Code) but not beyond the expiration of the term of the award and to permit an award to be exercised with respect to unvested shares at the time of awardee’s termination.

     Leave of Absence, Death, or Disability. An award may not be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of Lam with employment guaranteed upon return. Generally, if an optionee’s employment terminates as a result of the optionee’s death or disability, then all options to the extent they are vested and exercisable on the termination date may be exercised for one year (or such other period set by the Administrator) following the termination date but in no event after the expiration date.

     Terms and Conditions of Stock Appreciation Rights. Stock appreciation rights are rights to receive cash and/or shares of our common stock based on the amount by which the exercise date fair market value of a specific number of shares exceeds the grant date fair market value of the exercised portion of the stock appreciation right. The specific terms and conditions applicable to a stock appreciation right will be provided in an award agreement. The grant or vesting of a stock appreciation right may, but need not, be made contingent on the achievement of objectively determinable performance conditions.

     Terms and Conditions of Stock Awards. Stock awards may be restricted stock grants, restricted stock units, deferred stock, stock appreciation rights, performance shares or other similar stock awards (including awards that do not require the awardee to pay any amount in connection with receiving the shares or that have an exercise or purchase price that is less than the grant date fair market value of our stock). Restricted stock grants are awards of a specific number of shares of our stock. Restricted stock units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the value of the underlying shares, at a future date. Deferred stock is a grant of shares of our common stock that are distributed in the future upon satisfaction of certain conditions. Performance shares are rights to receive amounts, denominated in cash or shares of our common stock, based upon Lam’s or an awardee’s performance during the period between the date of grant and a pre-established future date.

     Each stock award agreement will contain provisions regarding (1) the number of shares subject to the stock award, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria (including objectively determinable performance conditions), if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (5) restrictions on the assignability and transferability of the stock award or the shares, and (6) such further terms and conditions, in each case not inconsistent with the 2007 Stock Plan, as may be determined from time to time by the Administrator.

     Nontransferability. Generally, awards granted under the 2007 Stock Plan are not transferable other than by will or the laws of descent and distribution or to a designated beneficiary upon the awardee’s death. If so permitted by the Administrator, awards may be transferred and exercised in accordance with a domestic relations order or in any manner allowed under the Form S-8 rules.

     Objectively Determinable Performance Conditions. Objectively determinable performance criteria means any one of more of the performance criteria listed below, either individually, alternatively or in combination, applied to either Lam as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the committee in the award agreement. The performance criteria may include actual, growth, or performance-to-target for:

  cash flow, including free cash flow;

  earnings (including revenue, gross margin, operating profit, earnings before interest and taxes, earnings before taxes, and net earnings) or earnings per share;

  stock price;

  return on equity or average stockholders’ equity;

  total stockholder return, either actual or relative to share price or market capitalization;

  return on capital;

  return on assets or net assets;

  return on investment or invested capital;

  return on operating revenue;

  income, net income, operating income, net operating income, operating profit, net operating profit or operating margin (with or without regard to amortization/impairment of goodwill);

  market share or applications won;

  operational performance, including orders, backlog, deferred revenues, revenue per employee, overhead, days sales outstanding, inventory turns, or other expense levels;

  stockholder value or return relative to the moving average of the S&P 500 Index or peer group index;

  asset turns; and

  strategic plan development and implementation (including individually designed goals and objectives that are consistent with the participant’s specific duties and responsibilities and that are designed to improve the financial performance of the Company, an affiliate, or a specific business unit thereof and are consistent with and derived from the strategic operating plan of the Company, an affiliate, or any of their business units for the applicable performance period).

     The committee may adjust any evaluation of performance criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in the tax law, accounting principles or other such laws and provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

     Awards to Non-Employee Directors. The Administrator, or if applicable law requires Board action, the Board may grant awards to non-employee directors on such terms and conditions as it determines, including to provide for satisfaction of director fee or retainer payments through issuance of awards under the 2007 Stock Plan. Awards may be granted by establishing an annual or periodic grant program or by making individual awards from time to time. The Administrator can amend, suspend or terminate an annual or periodic grant program with respect to awards that have not yet been granted without obtaining approval of any non-employee directors who might otherwise have benefited from such awards or of the Company’s stockholders.

     Deferral of Award Benefits. The Administrator may permit awardees whom it selects to (1) defer compensation payable pursuant to the terms of an award, or (2) defer compensation arising outside the terms of the 2007 Stock Plan pursuant to a program that provides for deferred payment in satisfaction of other compensation amounts through the issuance of one or more awards under the 2007 Stock Plan.

     Adjustments upon Changes in Capitalization, Change of Control or Dissolution. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, extraordinary cash dividend or similar change to the capital structure of the Company (not including a change of control), the Board or committee shall make appropriate adjustments to preserve the proportionate value of awards or the 2007 Stock Plan to (1) the number and type of shares that may be granted subject to awards granted under the 2007 Stock Plan, (2) the number and type of awards that may be granted to any employee under the 2007 Stock Plan, (3) the terms of any stock appreciation right, (4) the purchase price or repurchase price of any stock award, (5) the exercise price and number and class of securities issuable under each outstanding option, and (6) the repurchase price of any securities substituted for award shares that are subject to repurchase rights.

     In the event of a merger with or into another corporation, a sale of substantially all of our assets or a tender offer or a similar change of control transaction, all outstanding awards shall be subject to the definitive agreement governing the change of control transaction. The transaction agreement may provide, without limitation, for (1) the assumption, substitution or replacement with equivalent awards of outstanding plan awards by the surviving corporation or its parent, (2) continuation of outstanding awards by the Company if the Company is a surviving corporation, (3) accelerated vesting, or lapse of repurchase rights or forfeiture conditions applicable to, and accelerated expiration or termination of, the outstanding awards, or (4) settlement of outstanding awards (including termination thereof) in cash.

     In the event of a liquidation or dissolution, any options or stock awards that have not been exercised will terminate immediately prior to the transaction.

     The Administrator has the authority to accelerate vesting of outstanding awards under the 2007 Stock Plan at any time in its sole discretion.

     Amendment and Termination of the Plan. The Board may amend, suspend or terminate the 2007 Stock Plan at any time. However, the Company will obtain stockholder approval for any amendment to the 2007 Stock Plan if stockholder approval is necessary or desirable to comply with any applicable law, Nasdaq Global Select Market listing requirements or incentive stock option requirements. In addition, the Company will obtain stockholder approval of any of the following: (1) an increase to the shares reserved for issuance under the 2007 Stock Plan other than an increase in connection with a change in Lam’s capitalization as described in “Adjustments upon Changes in Capitalization, Change of Control or Dissolution” above; (2) an expansion of the class of persons eligible to receive awards under the 2007 Stock Plan; or (3) any amendment of outstanding options or stock appreciation rights that affects a repricing of such awards or other lowering of the original exercise price or grant date fair market value that applies to a stock appreciation right. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to the 2007 Stock Plan.

     New Plan Benefits. Because benefits under the 2007 Stock Plan will depend on the Administrator’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by employees, officers, directors and consultants if the 2007 Stock Plan is approved by the stockholders. No awards have been granted or promised to be granted under the 2007 Stock Plan to any individual as of the date of this Proxy Statement. During fiscal 2006, the Company did not grant awards under the Prior Plans to its named executive officers. See the section entitled “Director Compensation” for information on equity incentive grants made to the Company’s non-employee directors during fiscal 2006.

FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING IS A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS UNDER THE 2007 STOCK INCENTIVE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS.

     Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If shares are sold or otherwise disposed of before these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m)).

     The grant of a non-statutory option having an exercise price equal to the grant date fair market value of our common stock has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and unless limited by Section 162(m) the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory stock option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow non-statutory stock options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer. In the case of both incentive stock options and non-statutory stock options, special federal income tax rules apply if Company common stock is used to pay all or part of the option price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

     Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. Shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to the Company and are not transferable. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

     The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

     The American Jobs Creation Act of 2004 added Section 409A to the Code, generally effective January 1, 2005. The IRS has issued proposed regulations which, in part, give employers until the end of 2006 to effect Section 409A implementation in almost all circumstances. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the individual participant for failure to comply with Section 409A. However, it does not impact Lam’s ability to deduct deferred compensation.

     Section 409A applies to restricted stock units and performance shares. Grants will continue to be taxed at vesting but will be subject to new limits on terms governing when vesting may occur. If grants do not allow employees to elect further deferral on vesting or on distribution, under the proposed regulations no negative impact should attach to the grants. However, further guidance from the IRS is expected and could change the way such grants must be governed.

     Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

ACCOUNTING TREATMENT

     The Company will recognize compensation expense in connection with awards granted under the 2007 Stock Plan as required under applicable accounting standards, including under Statement of Financial Accounting Standards No. 123(R). The Company currently amortizes compensation expense associated with equity awards over an award’s requisite service period and establishes fair value of equity awards in accordance with applicable accounting standards.

____________________

Incorporation by Reference

     The foregoing is only a summary of the 2007 Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix C.

     Approval of Proposal No. 3 will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented and voting on such Proposal at the Annual Meeting. Unless marked otherwise, proxies received will be voted “FOR” the approval of the Lam 2007 Stock Incentive Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE
LAM 2007 STOCK INCENTIVE PLAN.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Unless marked otherwise, proxies received will be voted “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year. Ernst & Young LLP has been the Company’s independent registered public accounting firm (independent auditor) since fiscal year 1981.

     The audit services of Ernst & Young LLP during fiscal year 2006 included the examination of the consolidated financial statements and the system of internal control over financial reporting of the Company and services related to filings with the SEC and other regulatory bodies.

     The Audit Committee of the Company meets with Ernst & Young LLP on an annual or more frequent basis. At such time, the Audit Committee reviews both audit and non-audit services performed by Ernst & Young LLP, as well as the fees charged for such services. Among other things, the Committee examines the effect that the performance of non-audit services, if any, may have upon the independence of the independent registered public accounting firm. All professional services provided by Ernst & Young LLP, including such non-audit services, if any, are subject to approval by the Audit Committee in accordance with applicable securities laws, rules, and regulations. For more information, see the “Report of the Audit Committee” and the “Relationship with Independent Registered Public Accounting Firm” sections above.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from the stockholders.

     Approval of Proposal No. 4 will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented and voting on such Proposal at the Annual Meeting. Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal No. 4.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEAR 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Executive officers, directors, and greater-than-10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file such reports on a timely basis. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of these requirements were satisfied during the 2006 fiscal year, except as follows: a report on Form 4 that was due on August 31, 2005, in connection with an exercise and sale of stock options by Mr. Harris was filed on September 1, 2005.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the proxy holders named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock holdings be represented at the meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the enclosed envelope or otherwise exercise your stockholder voting rights by telephone or Internet, as provided in the materials accompanying this Proxy Statement.

By Order of The Board of Directors,

George M. Schisler, Jr.
Assistant Secretary

Fremont, California
Dated: October 6, 2006

APPENDIX A

AUDIT COMMITTEE CHARTER

Amended and Restated by the Board of Directors of Lam Research Corporation on
November 2, 2005

Purpose

     The purpose of the Audit Committee of the Board of Directors of Lam Research Corporation is to oversee the accounting and financial reporting processes of the Company and the audits of its financial statements. The Audit Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

     The Audit Committee shall be composed of three or more directors, as determined by the Board of Directors, each of whom shall be independent, as defined by current laws, rules and regulations applicable to the Company and shall meet the independence and financial literacy requirements of NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

     1. Appoint and provide for the compensation of an independent registered public accounting firm to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders.

     2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the Audit Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor, and, if so determined by the Audit Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

     3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

     4. Instruct management, the independent auditor and the internal auditor (if any) that the Audit Committee expects to be informed if there are any subjects that require special attention or if any significant deficiencies or material weaknesses to the system of internal control over financial reporting are identified. Review with management and the independent auditor any material changes to the system of internal control over financial reporting.

     5. Instruct the independent auditor to report to the Audit Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communications between the auditors and management.

     6. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information, the adequacy of internal control over financial reporting; the adequacy of disclosure of off-balance sheet transactions, arrangements, obligations, and relationships in reports filed with the Securities and Exchange Commission.

     7. Review deficiencies analysis delivered by the independent auditor in connection with the audit.

     8. Following such review and discussions, if so determined by the Audit Committee, recommend to the Board of Directors that the annual financial statements be included in the Company’s annual report.

     9. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10Q; provided that this responsibility may be delegated to the chairman of the Audit Committee or a member of the Audit Committee who is a financial expert.

     10. Meet at least once each year in separate executive sessions with management, the internal auditor (if any), and the independent auditor to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately.

     11. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor (if any), or management.

     12. Review the scope and results of internal audits (if any).

     13. Evaluate the performance of the internal auditor (if any) and, if so determined by the Audit Committee, recommend replacement of the internal auditor.

     14. Conduct or authorize such inquiries into matters within the Audit Committee’s scope of responsibility as the Audit Committee deems appropriate.

     15. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the Audit Committee’s work.

     16. At least annually, review and reassess this Charter and, if appropriate, recommend proposed changes to the Board of Directors.

     17. Prepare the report required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

     18. Establish a procedure for receipt, retention, and treatment of any complaints received by the Company about its accounting, internal accounting controls, or auditing matters, and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     19. Approve, in accordance with and in a manner consistent with the laws, rules, and regulations applicable to the Company, all professional services to be provided to the Company by its independent auditor. The Audit Committee may adopt policies and procedures for the approval of such services, which may include delegation of authority to a designated member or members of the Audit Committee to approve such services so long as any such approvals are disclosed to the full Audit Committee at its next scheduled meeting.

     20. Review and approve all related party transactions.

Authority

     By adopting this Charter, the Board of Directors delegates to the Audit Committee full authority, in its discretion, to:

     1. Perform each of the responsibilities of the Audit Committee described above.

     2. Appoint a chair of the Audit Committee unless a chair is designated by the Board.

     3. Engage independent counsel and other advisers as the Audit Committee determines necessary to carry out its responsibilities.

     4. Cause the officers of the Company to provide such funding as the Audit Committee shall determine to be appropriate for the payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Audit Committee, and payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

LAM RESEARCH CORPORATION
2004 EXECUTIVE INCENTIVE PLAN
Amended and Restated
Effective as of November 4, 2005

____________________

As Further Amended by the Board of Directors on August 15, 2006,
Subject to Stockholder Approval

     The Compensation Committee (the “Compensation Committee”) of the Board of Directors of Lam Research Corporation (“Company”) previously adopted and then amended the 2004 Executive Incentive Plan (“Plan”). The Compensation Committee hereby adopts this amended and restated version of the Plan, effective for measurement periods beginning on or after November 3, 2006, subject to stockholder approval as described in Section 3.

  1. Purpose.

     The purpose of the Plan is to provide performance-based incentive compensation in the form of cash payments or stock awards to executive officers and senior management of the Company and any affiliates which might subsequently adopt the Plan. The Plan is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

  2. Administration.

     The Plan has been established by, and shall be administered by, the Compensation Committee. The Compensation Committee is composed solely of 2 or more outside directors as defined in Section 162(m) and, therefore, qualifies as an independent compensation committee under Section 162(m).

  3. Stockholder Approval.

     The Plan shall be effective if, and only if, the Company’s stockholders, by a majority of the votes considered present or represented and entitled to vote with respect to this matter, approve the material terms of the Plan, specifically, the employees eligible to receive compensation under the Plan; the business criteria on which the performance goals may be based; and the maximum amount of compensation that may be paid to any employee under the Plan in any year. No compensation or award will be paid and vested under the Plan until after this approval is obtained. To the extent necessary for the Plan to qualify as performance-based compensation under Section 162(m) or its successor under then applicable law, these material terms of the Plan shall be disclosed to and reapproved by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the material terms of the Plan.

  4. Participants.

     For each measurement period (which may but need not be a fiscal year), the Compensation Committee will choose, in its sole discretion, those eligible employees who will participate in the Plan during that measurement period and will be eligible to receive payment under the Plan for that measurement period.

a)

Eligible Employees. Persons who are eligible to participate in the Plan are all members of senior management of the Company and its affiliates. For purposes of the Plan, senior management is defined as any officer who is subject to the reporting rules of Section 16(a) of the Securities Exchange Act of 1934, or who is designated as eligible for the Plan by the Compensation Committee in its discretion.

b)	Employment Criteria. In general, to participate in the Plan an eligible employee must be continuously employed by the Company or an affiliate for the entire measurement period. The foregoing notwithstanding: (i) if an otherwise eligible employee joins the Company or an affiliate during the measurement period, the Compensation Committee may, in its discretion, add the employee to the Plan for the partial measurement period, and (ii) if the employment of an otherwise eligible employee ends before the end of the measurement period because of death, disability or, termination of employment (as determined in the discretion of the Compensation Committee), the employee shall be paid a pro-rata portion of the compensation, if any, that otherwise would have been payable under the Plan, unless the Committee determines in its sole discretion that payment is not appropriate. If a participant is on unpaid leave status for any portion of the measurement period, the Compensation Committee, in its discretion, may reduce the participant’s payment on a pro-rata basis.

     All determinations under the Plan, including those related to interpretation of the Plan, eligibility, or the payment or pro-ration of any payment shall be made by the Compensation Committee pursuant to the above terms, and those determinations shall be final and binding on all employees.

  5. Awards.

     The Compensation Committee shall determine the size and terms of an individual award that can be made in cash or stock. Stock awards may be made from and in such forms permitted under the Company’s (i) 1997 Stock Incentive Plan; (ii) 1999 Stock Option Plan, or (iii) any stock option, equity incentive or similar plan that may hereafter be adopted by the Company’s Board of Directors and approved by its stockholders. The stock awards shall be granted and/or vested based upon the attainment of performance goals as set forth in Section 6.

  6. Business Criteria on Which Performance Goals Shall be Based.

     Payment under the Plan shall be based on the Company’s attainment of performance goals based on one or more of the following business criteria:

  Return on equity: total capital, assets, or invested capital.

  Shareholder return, actual or relative to an appropriate index (including share price, market capitalization, or market share).

  Actual or growth of revenue, orders, operating income, or net income (with or without regard to amortization/impairment of goodwill).

  Free cash flow generation.

  Operational performance, including assets turns, revenue per employee, days sales outstanding, and inventory turns.

  Individually designed goals and objectives that are consistent with the participant’s specific duties and responsibilities and that are designed to improve the financial performance of the Company or a specific division or affiliate. The goals and objectives shall also be derived from and consistent with the operating plan of the Company, division, or affiliate for the particular year to which the participant’s performance is measured.

  7. Establishing Performance Goals.

The Compensation Committee shall establish, for each measurement period:

a)	the length of the measurement period;

b)	the specific business criterion or criteria, or combination thereof, that will be used;

c)	the specific performance targets that will be used for the selected business criterion or criteria;

d)	any special adjustments that will be applied in calculating whether the performance targets have been met to factor out extraordinary items;

e)	the formula for calculating compensation eligible for payment under the Plan in relation to the performance targets;

f)	the eligible employees who will participate in the Plan for that measurement period; and

g)	if applicable, the target amounts for each participant for the measurement period.

     The Compensation Committee shall make these determinations in writing no later than 90 days after the start of each measurement period, on or before 25% of the measurement period has elapsed, and while the outcome is substantially uncertain. Cash awards paid to any one participant under the Plan in respect of performance goals for any twelve-month measurement period shall not exceed $12,000,000; provided however that (a) in the event a measurement period of longer or shorter duration than twelve-months, this limit will be increased or decreased, respectively, on a proportionate basis; (b) receipt by a participant of payment until a later period of an award amount earned with respect to a measurement period, either through elective deferral by the participant or a deferral included as part of the award structure, shall not affect application of the above cash limit to the participant during the later period; and (c) measurement periods used under the Plan may commence on or after November 3, 2006 and must end on or prior to November 2, 2010. Stock awards or restricted stock unit awards granted to any one participant in any one calendar year (which may vest over multiple years) under the Plan shall not exceed 300,000 shares of the Company’s common stock. The 300,000 shares shall be adjusted in the discretion of the Compensation Committee in the event of stock dividend, stock split, extraordinary cash dividend, or similar recapitalization of the Company.

     Unless otherwise specified by the Compensation Committee in its written determinations establishing the criteria for the particular measurement period, if the Company or its affiliates consummate one or more acquisitions during the measurement period that, individually or in the aggregate, constitute a “triggering acquisition” (“Triggering Acquisition”), the measurement period shall end early, on the last day of the calendar quarter immediately before the consummation of the first acquisition that constitutes a Triggering Acquisition (either individually or when aggregated with prior acquisitions during the measurement period), and pro-rated payments shall be paid based on the degree of attainment of the performance goals during the shortened measurement period. For purposes of this paragraph, a Triggering Acquisition means an acquisition (or combination of acquisitions) in which the acquired entity’s operating earnings (earnings before transaction-related expense) for the four quarters completed immediately before consummation of the acquisition is equal to 10% or more of the pro-forma operating earnings for the same four quarters for the combination of the Company and its affiliates and the acquired entity. (If either the Company and its affiliates or the entity being acquired had consummated other acquisitions during the four quarters in question, the calculation described in the prior sentence shall be done using pro-forma earnings for each combined entity.)

     If an employee joins the Company or an affiliate during the measurement period and becomes an eligible employee pursuant to Paragraph 4(b), and if the employee is a “covered employee” within the meaning of Section 162(m), then to the extent necessary for the Plan to qualify as performance-based compensation under Section 162(m) or its successor under then applicable law, all relevant elements of the performance goals established pursuant to paragraph 6 of this Plan for that employee must be established on or before the date on which 25% of the time from the commencement of employment to the end of the measurement period has elapsed, and the outcome under the performance goals for the measurement period must be substantially uncertain at the time those elements are established.

  8. Determination of Attainment of Performance Goals.

     The Compensation Committee shall determine, pursuant to the performance goals and other elements established pursuant to section 6 of the Plan, the amounts to be paid to each employee for each measurement period or the extent to which awards have vested. The Compensation Committee’s determinations shall be final and binding on all participants. However, with respect to the Chief Executive Officer and Executive Chairman, the Company’s outside directors shall be entitled (but are not required) to review and approve (by majority vote) the Compensation Committee’s determination. These determinations must be certified in writing before payments are made, which requirement may be satisfied by approved minutes of the Compensation Committee meeting setting out the determinations made. The Compensation Committee shall not have discretion to increase the amount of an award or accelerate the vesting of an award to any employee who is a “covered employee” within the meaning of Section 162(m) if such action would cause the award or any part thereof to not be deductible under the Internal Revenue Code.

  9. Amendments.

     The Compensation Committee may not amend or terminate the Plan so as to increase, reduce or eliminate awards under the Plan for any given measurement period retroactively, that is, on any date later than 90 days after the start of the measurement period. The Compensation Committee may amend or terminate the Plan at any time on a prospective basis and/or in any fashion that does not increase, reduce or eliminate awards retroactively. The foregoing notwithstanding, except as required by applicable law, the Compensation Committee shall not have the power to amend the Plan in any fashion that would cause the Plan to fail to qualify as performance-based compensation with respect to any “covered employee” as defined under Section 162(m) or its successor. Without limiting the generality of the foregoing, to the extent it would cause the Plan to fail to qualify as performance-based compensation with respect to any “covered employee” as defined under Section 162(m) or its successor under then applicable law, the Compensation Committee shall not have the power to change the material terms of the performance goals unless (i) the modified performance goals are established by the Compensation Committee no later than 90 days after the start of the applicable measurement period, on or before 25 percent of the measurement period has elapsed, and while the outcome is substantially uncertain; and (ii) no payments are made under the modified performance goals until after the material terms of the modified performance goals are disclosed to and approved by the Company’s stockholders.

  10. Rule 10b5-1 Trading Plans; Stock Withholding.

     It is expected that participants under the Plan will establish or modify stock trading plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to provide for the sale of Company shares and remit to the Company the proceeds to meet the Company’s withholding obligations in connection with stock awards hereunder. To the extent participants fail to establish or modify 10b5-1 plans in accordance with the foregoing, the Company shall at its election either require the participant to pay cash sufficient to meet the withholding obligation or the Company shall withhold the number of shares under a stock award sufficient (based on the fair market value of the Shares) to meet such withholding obligation.

  11. Effect on Employment/Right to Receive.

     Employment with the Company and its affiliates is on an at-will basis. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any participant’s employment or service at any time, with or without cause or notice. Furthermore, the Company expressly reserves the right, which may be exercised at any time and without regard to any measurement period, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a participant under this Plan. For purposes of this Plan, transfers of employment between the Company and/or its affiliates shall not be deemed a termination of employment. No person shall have the right to be selected to receive a Stock Award under the Plan, or, having been so selected, have the right to receive a future award.

  12. Successors.

     All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business or assets of the Company.

  13. Nontransferability of Awards.

     No award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the extent permitted by the Company’s 1997 Stock Incentive Plan, 1999 Stock Incentive Plan or other equity plan, to the extent an award is payable from such plans. All rights with respect to an award granted under this Plan shall be available during his or her lifetime only to the participant to whom the award under this Plan is granted.

  14. Effectiveness; Prior Plans Superseded.

     Upon stockholder approval as described in Section 3, the amended and restated Plan shall be effective for measurement periods beginning on or after November 4, 2005, and shall replace and supersede any prior executive incentive plans.

APPENDIX C

LAM RESEARCH CORPORATION
2007 STOCK INCENTIVE PLAN

As Adopted by the Board of Directors on August 15, 2006,
Subject to Stockholder Approval

  1. Purpose of this Plan

     The purpose of this 2007 Stock Incentive Plan is to enhance the long-term stockholder value of Lam Research Corporation by offering opportunities to eligible individuals to participate in the growth in value of the equity of Lam Research Corporation.

  2. Definitions and Rules of Interpretation

     2.1 Definitions.

     This Plan uses the following defined terms:

          (a) “Administrator” means the Board or the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

          (b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company, and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

          (c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

          (d) “Award” means a Stock Award, SAR, or Option granted in accordance with the terms of this Plan.

          (e) “Award Agreement” means the document evidencing the grant of an Award.

          (f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

          (g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, or (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17.

          (h) “Board” means the Board of Directors of the Company.

          (i) “Cause” means employment related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment related misconduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Awardee is criminally charged with a felony or similar offense that shall be a sufficient, but not a necessary, basis for such belief.

          (j) “Change in Control” means any transaction or event that the Board specifies as a Change in Control under Section 10.3.

          (k) “Code” means the Internal Revenue Code of 1986.

          (l) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

          (m) “Company” means Lam Research Corporation, a Delaware corporation.

          (n) “Company Director” means a member of the Board.

          (o) “Consultant” means an individual who (including as an employee or agent of an entity that) provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

          (p) “Director” means a member of the Board of Directors of the Company or an Affiliate.

          (q) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

          (r) “Effective Date” means the date the shareholders of the Company approve the Plan. In the event the shareholders do not approve the Plan, the Plan shall be null and void and no terms of the Plan shall take effect.

          (s) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

          (t) “Exchange Act” means the Securities Exchange Act of 1934.

          (u) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) officer elected or appointed by the Board, or (ii) beneficial owner of more than 10% of any class of the Company’s equity securities.

          (v) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

          (w) “Fair Market Value” means the value of Shares as determined under Section 18.2.

          (x) “Good Reason” means (i) a material diminution in responsibility or compensation in connection with his or her employment relationship with the Company or an Affiliate, as applicable, or (ii) requiring Awardee to work for the Company or an Affiliate in a location (other than normal business travel) which is more than 50 miles from Awardee’s principal place of employment before the Change in Control as the case may be.

          (y) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

          (z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

          (aa) “Involuntary Termination” means termination by the Company without Cause or termination by the Awardee for Good Reason.

          (bb) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

          (cc) “Objectively Determinable Performance Condition” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award and may include actual, growth, or performance-to-target for: (i) cash flow, including free cash flow; (ii) earnings (including revenue, gross margin, operating profit, earnings before interest and taxes, earnings before taxes, and net earnings) or earnings per share; (iii) stock price; (iv) return on equity or average shareholders’ equity; (v) total stockholder return, either actual or relative to share price or market capitalization; (vi) return on capital; (vii) return on assets or net assets; (viii) return on investment or invested capital; (ix) return on operating revenue; (x) income, net income, operating income, net operating income, operating profit, net operating profit, or operating margin (with or without regard to amortization/impairment of goodwill); (xi) market share or applications won; (xii) operational performance, including orders, backlog, deferred revenues, revenue per employee, overhead, days sales outstanding, inventory turns, or other expense levels; (xiii) stockholder value or return relative to the moving average of the S&P 500 Index or a peer group index; (xiv) asset turns; and (xv) strategic plan development and implementation (including individually designed goals and objectives that are consistent with the Participant’s specific duties and responsibilities and that are designed to improve the financial performance of the Company, an Affiliate, or a specific business unit thereof and that are consistent with and derived from the strategic operating plan of the Company, an Affiliate or any of their business units for the applicable performance period). The Committee may appropriately adjust any evaluation of performance under an Objectively Determinable Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.

          (dd) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

          (ee) “Option” means a right to purchase Shares of the Company granted under this Plan.

          (ff) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

          (gg) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

          (hh) “Plan” means this 2007 Stock Incentive Plan of Lam Research Corporation.

          (ii) “Prior Plans” mean the Company’s 1999 Stock Option Plan and 1997 Stock Incentive Plan.

          (jj) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

          (kk) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

          (ll) “SAR” or “Stock Appreciation Right” means a right to receive cash and/or Shares based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

          (mm) “Securities Act” means the Securities Act of 1933.

          (nn) “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

          (oo) “Stock Award” means an offer by the Company to sell or issue shares, including shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2 or, as determined by the Committee, a notional account representing the right to be paid an amount based on Shares. Types of Awards which may be granted as Stock Awards include such awards as are commonly known as restricted stock, deferred stock, restricted stock units, performance shares, phantom stock or similar types of awards as determined by the Administrator.

          (pp) “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with Sections 6.6, 8.1(d) and 8.2(e) of this Plan.

          (qq) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

          (rr) “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

          (ss) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

          (tt) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

     2.2 Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

  3. Shares Subject to this Plan; Term of this Plan

     3.1 Number of Award Shares. The Shares issuable under this Plan shall be authorized but unissued or reacquired Shares, including Shares repurchased by the Company on the open market. Subject to adjustment under Section 10, the number of Shares initially reserved for issuance or sale over the term of this Plan shall be 15,000,000. Except as required by Applicable Law, Shares shall not reduce the number of Shares reserved for issuance under this Plan until the actual date of delivery of the Shares to the Awardee. Shares subject to Awards granted under this Plan that are cancelled, expire or are forfeited or repurchased (including without limitation any such Shares that have been issued under the Award to the Participant) shall be available for re-grant or re-issuance under the Plan following such cancellation, expiration, forfeiture or repurchase. If an Awardee pays the exercise or purchase price of an Award granted under the Plan through the withholding of Award Shares or the tender of Shares, or if Shares are withheld from the Award or otherwise tendered to satisfy any applicable withholding obligations, the number of Shares so tendered or withheld shall become available for re-grant or re-issuance thereafter under the Plan following such tender or withholding.

     3.2 Term of this Plan.

          (a) This Plan shall be effective on, and Awards may be granted under this Plan on and after, the earliest the date on which the Plan has been both adopted by the Board and approved by the Company’s stockholders.

          (b) Subject to the provisions of Section 13, Awards may be granted under this Plan for a period of ten years from the latest date the Company’s stockholders approve this Plan, including any subsequent amendment or restatement of this Plan.

  4. Administration

     4.1 General.

          (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination; provided that, if for some reason the Committee cannot act or make a determination, then the Board shall also be entitled to take such action or make such determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within the guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

          (b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are “outside directors” as defined in Section 162(m) of the Code. So long as the Shares are listed with Nasdaq, the Committee shall comply with applicable Nasdaq rules and listing standards.

     4.2 Authority of the Board or the Committee. Subject to the other provisions of this Plan, the Board or the Committee shall have the authority to:

          (a) grant Awards, including Substitute Awards;

          (b) determine the Fair Market Value of Shares;

          (c) determine the Option Price and the Purchase Price of Awards;

          (d) select the Awardees;

          (e) determine the times Awards are granted;

          (f) determine the number of Shares subject to each Award;

          (g) determine the methods of payment that may be used to purchase Award Shares;

          (h) determine the methods of payment that may be used to satisfy withholding tax obligations;

          (i) determine the other terms of each Award, including but not limited to the time or times at and the conditions upon which Awards may be exercised or become vested, whether and under what conditions an Award is assignable, whether an Option is a Nonstatutory Option or an Incentive Stock Option, automatic cancellation of the Award if certain objective requirements determined by the Administration are not met, and whether the Award or Award Shares are subject to any forfeiture or other conditions;

          (j) modify or amend any Award;

          (k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

          (l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

          (m) interpret this Plan and any Award Agreement or document related to this Plan;

          (n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

          (o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

          (p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

          (q) determine whether a transaction or event should be treated as a Change in Control, as well as the effect of a Change of Control; and

          (r) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

     4.3 Scope of Discretion. Subject to the provisions of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

  5. Persons Eligible to Receive Awards

     5.1 Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

     5.2 Section 162(m) Limitation.

          (a) Options and SARs. Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, no Employee may be granted one or more Options or SARs within any fiscal year of the Company under this Plan giving him or her the right to purchase or be issued more than 1,000,000 Shares under such Options or SARs, or to receive compensation calculated with reference to more than that number of Shares under Options and SARs, subject to adjustment pursuant to Section 10. If an Option or SAR is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the annual limit on Options and SARs that may be granted to any individual under this Section 5.2. Notwithstanding anything herein to the contrary, a new Employee of the Company or an Affiliate shall be eligible to be granted in the fiscal year in which he or she commences employment Options and SARs giving him or her the right to purchase or be issued up to a maximum of 2,000,000 Shares, or to receive compensation calculated with reference to that number of Shares under such Options and SARs, subject to adjustment pursuant to Section 10.

          (b) Stock Awards. Any Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, whether granted solely under this Plan or pursuant to the terms of any other stockholder-approved compensation plan awards granted under which are intended to comply with Code Section 162(m) (including without limitation the Company’s 2004 Executive Incentive Plan (the “2004 EIP”)), must be granted, vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code. Notwithstanding anything to the contrary contained herein or in the 2004 EIP, no Employee may be granted one or more Stock Awards within any fiscal year of the Company under this Plan (whether the Company’s obligation to issue such Shares arises solely under this Plan or also under any other stockholder-approved compensation plan, including the 2004 EIP) giving him or her the right to purchase or be issued more than 300,000 Shares under such Stock Awards, or to receive compensation calculated with reference to more than that number of Shares under Stock Awards, subject to adjustment pursuant to Section 10.

  6. Terms and Conditions of Options

     The following rules apply to all Options:

     6.1 Price. No Option may have a per-Share Option Price less than the Fair Market Value of a Share on the Grant Date.

     6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

     6.3 Vesting. Options shall vest and become exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c).

     6.4 Form and Method of Payment.

          (a) The Board or Committee shall determine the acceptable form and method of payment for exercising an Option. So long as there is no material adverse accounting consequence during the term of the Award or at the time of exercise, the Board or Committee may require the delivery in Shares for the value of the net appreciation of the Shares at the time of exercise over the exercise price. The difference between full number of Shares covered by the exercised portion of the Award and the number of Shares actually delivered shall be restored to the amount of Shares reserved for issuance under Section 3.1.

          (b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

          (c) In addition, the Administrator may permit payment to be made by any of the following methods:

               (i) Shares, or the designation of Shares, in either case whether Shares subject to the Option or not, that have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

               (ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

               (iii) cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

               (iv) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

          (d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

     6.5 Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order, or in any manner allowed under the Form S-8 rules if so permitted by the Administrator and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

     6.6 Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

  7. Incentive Stock Options

     The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

          (a) Except as provided in Section 7(e), the Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

          (b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

          (c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of Shares (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be Incentive Stock Options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already or would otherwise be vested to cease to vest or be vested.

          (d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

          (e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

          (f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

          (g) Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

          (h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

          (i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

  8. Stock Appreciation Rights and Stock Awards

     8.1 Stock Appreciation Rights. The following rules apply to SARs:

          (a) General. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement. The grant or vesting of a SAR may be made contingent on the achievement of Objectively Determinable Performance Conditions.

          (b) Exercise of SARs. Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR shall be paid in cash, Shares or a combination thereof, as specified in the Award Agreement, over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR. If a SAR has been granted in tandem with an Option, upon the exercise of the SAR, the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.

          (c) Nonassignability of SARs. Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order or in any manner allowed under the Form S-8 rules if so permitted by the Administrator.

          (d) Substitute SARs. The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the awards they replace, except that (subject to the provisions of Section 9) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than with regard to the value of equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

     8.2 Stock Awards. The following rules apply to all Stock Awards:

          (a) General. The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid (if any), whether Shares are to be delivered at the time of grant or at some deferred date specified in the Award Agreement, whether the Award is payable solely in Shares, cash or either and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

          (b) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

          (c) Form of Payment. If the Awardee is required to pay any amount to purchase Shares subject to the Stock Award, then the Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

          (d) Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order and in any manner allowed under the Form S-8 rules if so permitted by the Administrator.

          (e) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution. Any such Substituted Stock Award shall be effective on the effective date of the acquisition.

  9. Exercise of Awards

     9.1 In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

     9.2 Time of Exercise. Options and Stock Awards shall be considered exercised when the Company (or its authorized agent) receives: (a) written (including electronic) notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) if applicable, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.

     9.3 Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10 or with regard to Stock Awards, except as set forth in the Award Agreement.

     9.4 Termination.

          (a) In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.4(b), (c), and (d) after an Awardee’s Termination for other than Cause, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the ninety (90) days after the Termination, but in no event after the Expiration Date. Except as provided in an Award Agreement, or otherwise in writing by the Administrator (including, pursuant to Section 9.4(d)(ii)), an Award shall terminate as to all Shares that are unvested as of the Awardee’s date of termination for any reason. Unless otherwise provided in the Award Agreement, in the event of termination for Cause the Award may not be exercised after the date of Termination (even as to vested Shares). To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

          (b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

          (c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

          (d) Administrator Discretion. Notwithstanding the provisions of Section 9.4 (a)-(c), the Plan Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

               (i) After considering any tax and accounting consequences of such change, extend the period of time for which the Award is to remain exercisable, following the Awardee’s Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or

               (ii) Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee’s Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

          (e) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that an Award remains unvested or that Award Shares remain subject to repurchase rights or other forfeiture conditions, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

  10. Certain Transactions and Events

     10.1 In General. Except as provided in this Section 10, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided in this Section 10 or otherwise expressly provided for in a writing approved by the Board or Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options or other Awards theretofore granted or the purchase or repurchase price per Share.

     10.2 Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, extraordinary cash dividend or similar change to the capital structure of the Company (not including a Change of Control), the Board or Committee shall make appropriate adjustments to preserve the proportionate value of such Awards or the Plan to: (a) the number and type of Shares that may be granted subject to Awards granted under this Plan, (b) the number and type of Awards that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price or repurchase price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments to be made to effectuate the intent of the preceding sentence shall be determined by the Board or the Committee, whose determination in this regard shall be final and binding on all parties. Unless the Board or Committee specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board or Committee need not adopt the same rules for each Award or each Awardee.

     10.3 Change of Control Transactions. In the event of (a) any merger or consolidation in which the Company shall not be the surviving entity or survives only as a subsidiary of another entity whose shareholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction (which transaction shall not include a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company, including a liquidation or dissolution of the Company, or (c) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Change of Control”), any or all outstanding Awards shall be subject to the definitive agreement governing the Change of Control transaction. Such transaction agreement may provide, without limitation and in a manner that is binding on all parties, for (1) the assumption, substitution or replacement with equivalent awards of outstanding Awards (but in each case adjusted to reflect the transaction terms) by the surviving corporation or its parent, (2) continuation of outstanding Awards (but again adjusted to reflect the transaction terms) by the Company if the Company is a surviving corporation, (3) accelerated vesting, or lapse of repurchase rights or forfeiture conditions applicable to, and accelerated expiration or termination of, the outstanding Awards, or (4) settlement of outstanding Awards (including termination thereof) in cash. Except for adjustments to reflect the transaction terms as referenced above or, to the extent any Award or Award Shares are subject to accelerated vesting or lapse of restrictions approved by the Board or Committee upon specific events or conditions (and then only to the extent such acceleration benefits are reflected in the transaction agreement, the applicable Award Agreement or another written agreement between the participant and the Company), any outstanding Awards that are assumed, substituted, replaced with equivalent awards or continued shall continue following the transaction to be subject to the same vesting or other restrictions that applied to the original Award. The Administrator need not adopt the same rules or apply the same treatment for each Award or Awardee.

     10.4 Dissolution. Notwithstanding anything herein to the contrary, in the event of a dissolution or liquidation of the Company, to the extent an Award has not been exercised or the Shares subject thereto have not been issued in full prior to the earlier of the completion of the transaction or the applicable Award Expiration Date, then outstanding Awards shall terminate immediately prior to the transaction.

  11. Award Grants to Non-Employee Directors

     Consistent with the terms of this Plan and as reflected in individual Award Agreements, the Administrator or, if required by Applicable Law, the Board, may grant Awards to Directors who are not Employees (“Non-Employee Directors”) on such terms and conditions as it determines, including to provide for satisfaction of Director fee or retainer payments through issuance of Awards under the Plan. Such Awards may be done by establishing an annual or other periodic grant program, or may done through action taken to approve individual Awards from time to time. To the extent that the Administrator or the Board from time to time establish an annual or other periodic grant program for Non-Employee Directors, it may at any time amend, suspend or terminate such program with respect to Awards that have not yet been granted, without the need for approval from any Non-Employee Director who might otherwise have benefited from such Awards or from the stockholders.

  12. Tax Matters

     12.1 Tax Withholding.

          (a) General. Whenever Awards are granted, Award Shares vest, are issued or become free of restrictions, or Awards or Award Shares are transferred, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. The Awardee accepts this requirement as a condition of her or her receipt of the Award. To the extent any payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

          (b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c) . If the Administrator permits Award Shares to be withheld from the Award to satisfy applicable withholding obligations, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates to the extent the Administrator determines such limit is necessary or advisable in light of generally accepted accounting principles.

     12.2 Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

     12.3 Liability for Applicable Taxes.

     Regardless of any action the Company or the Awardee’s employer (the “Employer”) takes with respect to any or all income tax, social security, payroll tax, payment on account, other tax-related withholding or information reporting (“Tax-Related Items”), the Awardee acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by him is and remains the Awardee ’s responsibility and that the Company and or the Employer (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of an Award; and (ii) do not commit to structure the terms or any aspect of an Award granted hereunder to reduce or eliminate the Awardee ’s liability for Tax-Related Items. The Awardee shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Awardee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver any benefit under the Plan if the Awardee fails to comply with his or her obligations in connection with the Tax-Related Items.

  13. Compliance with Law

     13.1 General. The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised or issued unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law. The Company shall have no liability to any Awardee or any party who might claim through the Awardee to the extent that the Awardee (or his or her permitted transferee) is required to forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

     13.2 Tax Matters. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant’s death.

  14. Amendment or Termination of this Plan or Outstanding Awards

     14.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

     14.2 Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options; provided however that the Company shall obtain stockholder approval of any of the following: (a) other than an increase under Section 10.2, an increase to the Shares reserved for issuance hereunder; (b) an expansion of the class of persons eligible to receive Awards hereunder; or (c) any amendment of outstanding Options or SARs that effects a repricing of such Awards or other lowering of the original Option Price or grant date Fair Market Value that applies to a SAR. For Stock Awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s stockholders must re-approve the material terms of the performance goals included in the Plan by the date of the first stockholder meeting that occurs in the fifth year following the year in which the stockholders first approved the Plan. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

     14.3 Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Award Shares issued under such Awards even if those Award Shares are issued after the termination.

  15. Reserved Rights

     15.1 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.

     15.2 Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

  16. Special Arrangements Regarding Award Shares

     16.1 Escrow of Stock Certificates. To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

     16.2 Repurchase Rights.

          (a) General. If a Stock Award is subject to vesting or other forfeiture conditions, the Company shall have the right, during such period after the Awardee’s Termination as is specified by the Administrator to repurchase any or all of the Award Shares that were unvested or otherwise subject to forfeiture as of the date of that Termination. The repurchase price shall be such price as is determined by the Administrator and set forth in the Award Agreement, subject to adjustment under Section 10. The repurchase price shall be paid in cash. The Company may assign this right of repurchase.

          (b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

     16.3 Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner required by the Administrator, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution.

  17. Beneficiaries

     An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution; provided the Company may require of any such person, evidence of authority to act in such capacity as it deems appropriate. In any case, no Award may be exercised after its Expiration Date.

  18. Miscellaneous

     18.1 Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of Delaware.

     18.2 Determination of Value. Fair Market Value shall be determined as follows:

          (a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date (or on the last preceding date on which a closing bid for the Shares was made). If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

          (b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

          (c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, and unless otherwise required by Applicable Law, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith using any reasonable valuation method. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, present value of future cash flows, and value of tangible and intangible assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

     18.3 Reservation of Shares. During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

     18.4 Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

     18.5 Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

C/O DANIEL RABAGO 4650 CUSHING PARKWAY, CA-1 FREMONT, CA 94538

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LAM RESEARCH CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Vote On Directors

1.	01) James W. Bagley; 02) David G. Arscott; 03) Robert M. Berdahl; 04) Richard J. Elkus, Jr.; 05) Jack R. Harris;
06) Grant M. Inman; 07) Catherine P. Lego; 08) Stephen G. Newberry; 09) Seiichi Watanabe; 10) Patricia S. Wolpert			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
			☐	☐	☐

Vote On Proposals							For	Against	Abstain

2.					Proposal to approve the amendment to the Lam 2004 Executive Incentive Plan.		☐	☐	☐

3.					Proposal to approve the adoption of the Lam 2007 Stock Incentive Plan.		☐	☐	☐

4.					Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year 2007.		☐	☐	☐

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all such stockholders should sign.)

For address changes and/or comments, please check this box and write them on the back where indicated				☐

Please indicate if you plan to attend this year’s annual meeting		☐	☐
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Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF
LAM RESEARCH CORPORATION
IN CONJUNCTION WITH THE
2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
NOVEMBER 2, 2006

     The undersigned stockholder of LAM RESEARCH CORPORATION, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 6, 2006, and the 2006 Annual Report to Stockholders, and hereby appoints Stephen G. Newberry and George M. Schisler, Jr., or either of them, proxy holders and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of LAM RESEARCH CORPORATION to be held on November 2, 2006 at 11:00 a.m. local time, at the principal executive offices of the Company at 4650 Cushing Parkway, Fremont, California 94538, and for any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE AMENDMENT OF THE LAM 2004 EXECUTIVE INCENTIVE PLAN, FOR APPROVAL OF THE ADOPTION OF THE LAM 2007 STOCK INCENTIVE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR AND, AS SAID PROXY HOLDERS DEEM ADVISABLE, ON SUCH OTHER MATTER OR MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on other side.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED RETURN-ADDRESSED AND POSTAGE-PAID ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)